EXHIBIT 10.1

To 8-K dated May 27, 2005

LEASE

Between

VIERA & MURRELL #1, LLC

as Landlord

and

FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST

as Tenant

TABLE OF CONTENTS

Page

ARTICLE 1 FUNDAMENTAL LEASE PROVISIONS; EXHIBITS; DEFINITIONS

1

Section 1.1

Fundamental Lease Provisions

1

Section 1.2

Exhibits

2

Section 1.3

Definitions

2

ARTICLE 2 PREMISES; DEMISE OF PREMISES ; EASEMENTS AND TERM

4

Section 2.1

Premises

4

Section 2.2

Demise of Premises; Easements

4

Section 2.3

Term and Lease Years

4

Section 2.4

Renewals.

4

ARTICLE 3 POSSESSION AND PREPARATION OF THE PREMISES FOR TENANT'S USE

5

Section 3.1

Site Plan Approval; Tenant's Plans

5

Section 3.2

Construction of the Improvements

5

ARTICLE 4 RENT, ITS DETERMINATION AND METHOD OF PAYMENT

6

Section 4.1

Fixed Minimum Rent

6

Section 4.2

Real Estate Taxes

7

ARTICLE 5 TITLE AND SURVEY

8

Section 5.1

Survey

8

Section 5.2

Title Policy

8

ARTICLE 6 UTILITIES AND SERVICES

9

Section 6.1

Utilities in General

9

Section 6.2

Interruption of Utility Service

9

ARTICLE 7 LANDLORD'S COVENANTS

9

Section 7.1

Covenants

9

Section 7.2

Tenant's Exclusive

9

ARTICLE 8 LANDLORD'S REPRESENTATIONS

10

Section 8.1

Landlord's Representations

10

ARTICLE 9 TENANT'S AFFIRMATIVE AND NEGATIVE COVENANTS

10

Section 9.1

Affirmative Covenants

10

Section 9.2

Negative Covenants

12

ARTICLE 10 DAMAGE AND DESTRUCTION; CONDEMNATION

14

Section 10.1

Damage and Destruction.

14

Section 10.2

Eminent Domain.

14

ARTICLE 11 TERMINATION FOR DEFAULT OR INSOLVENCY AND REMEDIES OF LANDLORD

16

Section 11.1

Termination for Default or Insolvency

16

Section 11.2

Holdover by Tenant

17

Section 11.3

Effect of Waivers of Default

17

Section 11.4

Landlord's Default

18

ARTICLE 12 INSURANCE

18

ARTICLE 13 ASSIGNMENT AND SUBLETTING

19

ARTICLE 14 MISCELLANEOUS PROVISIONS

20

Section 14.1

Notices from One Party to the Other

20

Section 14.2

Brokerage

21

Section 14.3

Brokerage Indemnities

21

Section 14.4

Relationship of the Parties

21

Section 14.5

Subordination, Non-Disturbance and Attornment.

21

Section 14.6

Estoppel Certificates

22

Section 14.7

Applicable Law and Construction

22

Section 14.8

Binding Effect of Lease

22

Section 14.9

Memorandum of Lease

22

Section 14.10

Effect of Unavoidable Delays

23

Section 14.11

Waivers of Subrogation

23

Section 14.12

No Construction Against Preparer

23

Section 14.13

Number and Gender

23

Section 14.14

Execution of Lease by Landlord

23

Section 14.15

No Express or Implied Covenant of Continuous Operation

23

Section 14.16

Signs

24

Section 14.17

Accord and Satisfaction

24

Section 14.18

No Landlord Subordination

25

Section 14.19

Entire Agreement

25

Section 14.20

Legal Expenses

25

Section 14.21

WAIVER OF JURY TRIAL

25

Section 14.22

Additional Rent

25

Section 14.23

Interest on Past Due Obligations

25

Section 14.24

Time of the Essence

25

Section 14.25

Counterparts

25

Section 14.26

Transfer of Premises

25

Section 14.27

Exculpation

26

Section 14.28

Trade Fixtures and Equipment

26

Section 14.29

Title to Buildings

26

Section 14.30

Reciprocal Easement Agreement ("REA")

26

EXHIBITS

EXHIBIT "A"

LAND LEGAL DESCRIPTION

EXHIBIT "B"

PREMISES SITE PLAN

EXHIBIT "C"

LEASE TERM COMMENCEMENT DATE ACKNOWLEDGEMENT

EXHIBIT "D"

MEMORANDUM OF LEASE

EXHIBIT "E"

LANDLORD'S WORK

EXHIBIT "F"

BUILDING ELEVATIONS

EXHIBIT "G"

ADJACENT PARCEL LEGAL DESCRIPTION

EXHIBIT “H”

ACCESS EASEMENT

ARTICLE 1
FUNDAMENTAL LEASE PROVISIONS; EXHIBITS; DEFINITIONS

Section 1.1

Fundamental Lease Provisions

.  These are the provisions of this Lease, except as they may be modified hereafter.

1.1.1	DATE OF LEASE:	May 27, 2005
1.1.2	LANDLORD:	Viera & Murrell #1, LLC, a Florida limited liability company
1.1.3	ADDRESS OF LANDLORD	c/o Matthew Development, LLC 7331 Office Park Place, Suite 200 Viera, Florida 32940 Attention: Mike Renfro
1.1.4	TENANT:	First National Bank & Trust Company of the Treasure Coast, a national banking association
1.1.5	ADDRESS OF TENANT:	815 Colorado Avenue Stuart, Florida 34994 Attention: A. Douglas Gilbert, President
1.1.6	LEASE TERM:

The Lease Term shall commence on the Commencement Date.  The expiration date of the Lease Term shall be the date which is two hundred forty (240) full calendar months from and after the Commencement Date, unless extended (the "Extended Lease Term") pursuant to the provisions of Section 2.4 hereof, or unless sooner terminated in accordance with the terms and provisions of this Lease.

1.1.7	FIXED MINIMUM RENT:	Lease Years Initial Term 1 – 5 6 – 10 11 – 15 16 – 20 Renewal Terms 21-25 26-30 31-35 36-40	Annual Amount $115,000.00 $126,500.00 $139,150.00 $153,065.00 $168,371.50 $185,208.65 $203,729.51 $224,102.46
1.1.8	NUMBER OF SUCCESSIVE FIVE (5) YEAR RENEWAL OPTIONS:	Four (4)
1.1.9	PREMISES LOCATION:	SWC of Murrell Road and Viera Boulevard, Viera, Florida
1.1.10	BROKERS:	Southcoast Incorporated and Matthew Asset Management, LLC
1.1.11	FLOOR AREA:	One (1) story building containing approximately 4,400 square feet

1.1.12

PERMITTED USE:

Tenant's use of the Premises (the "Initial Use") shall be as follows: (a) for the Drive-Thru Banking Facility shall mean a bank drive-thru teller and ATM facility, and (b) for the Building shall mean a bank, savings bank or savings and loan association which may include, but not be limited to, conference and computer facilities, the sale to the public of banking, lending, mortgage, trust services and/or financial services, employee kitchen and related kitchen facilities (provided no venting shall be necessary), sale of insurance, annuities, securities, brokerage services, advertising, accounting and legal services relating to any of the foregoing, any other activities permitted to be conducted by national banks, state banks, savings bank, holding companies thereof, and subsidiaries of such holding companies, and all uses related or incidental thereto.  The Initial Use may be changed to any other lawful retail or general business office use without the prior written consent of Landlord, provided the proposed new use:  (i) is consistent with the character of a first-class retail use or a first-class suburban office use in Brevard County, Florida; (ii) is permitted by applicable law; and (iii) is not prohibited by the Underlying Documents; (iv) is not a gas station or dry cleaner or a use that requires the use of Hazardous Substances for the operation thereof, other than small quantities thereof on an incidental basis; and (v) will permit the Minimum Parking Requirement to be satisfied.

Section 1.2

Exhibits

.  The exhibits attached to this Lease are incorporated into this Lease by this reference and are to be construed as an integral part of this Lease.

Section 1.3

Definitions

.  Certain terms used in this Lease with an initial capital letter are defined hereinafter in those Sections in which the same are mentioned.  For convenience, certain other terms are defined in this Section 1.3 as follows:

1.3.1

The term "Additional Rent" shall mean all payments required to be made hereunder by Tenant to Landlord, other than Fixed Minimum Rent.

1.3.2

The term "Adjacent Parcel" means the parcel of real property located adjacent to and South of the Premises more particularly described on EXHIBIT "G" attached hereto.

1.3.3

The term "Building" shall mean the one story building containing approximately 4,400 square feet of Floor Area to be constructed by Tenant on the Land.

1.3.4

The term "Building Permit" shall mean the building permit and other governmental approvals required for the performance of Tenant's Work.

1.3.5

The term "Calendar Year" means a period of twelve (12) consecutive calendar months from the first day of January through the following December 31.

1.3.6

The term "Commencement Date" shall mean the date upon which the last of the following shall have occurred: (a) the Existing Lease has been terminated or has expired; (b) exclusive possession of the Land is tendered by Landlord to Tenant; (c) Landlord has acquired fee simple title to the Land; (d) the Landlord's Work set forth in EXHIBIT "E" shall have been completed; and (e) Landlord has obtained and recorded a perpetual, non-exclusive easement benefiting the Premises to provide vehicular access to and from the Premises onto Viera Boulevard as shown on Exhibit “H”.

1.3.7

The Term "Community Architectural Review Committee" shall mean the architectural review committee established pursuant to Article V of the "Master Declaration" (as defined in Section 1.3.23 below).

1.3.8

The term "Drive-Thru Banking Facility" shall mean the drive-thru stacking lanes and overhead canopy to be constructed by Tenant on the Land in the location shown on the Site Plan.  For purposes of this Lease, the term "Drive-Thru Banking Facility" does not include any of the Drive-Thru Equipment.

1.3.9

The term "Drive-Thru Equipment" shall mean the Tenant's banking, communications and electronic equipment to be installed by Tenant in the canopy and other portions of the Drive-Thru Banking Facility.

1.3.10

The term "Existing Lease" shall mean that certain Lease dated January 29, 2004 between Majesty Florida Limited Partnership and The Viera Company pursuant to which The Viera Company leases the Land for use as a sales center.  The Existing Lease expires on June 1, 2006, but is being extended to July 31, 2006, unless sooner terminated.

1.3.11

The term "Exterior Areas" shall mean all areas within the boundaries of the Land, other than the Building, including, but not limited to, the areas utilized for or as parking areas, driveways, drive-thru stacking lanes, walkways and landscaped areas.

1.3.12

The term "Floor Area" shall mean the number of square feet of leasable floor space in the Building measured from the exterior face of exterior walls.  In computing Floor Area there shall be no deduction or exclusion by reason of columns, stairs, partitions or other interior construction or equipment.  The Floor Area shall be subject to adjustment based upon the actual as-built Floor Area of the Building,  but no adjustment is to be made to the Fixed Minimum Rent which is to remain as provided for in Section 1.1 regardless of the actual size of the as-built Floor Area in the Building.

1.3.13

The term "Hazardous Substance" shall mean any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, a hazardous or toxic substance, or other similar term, by any federal, state or local environmental statute, regulation or ordinance presently in effect or which may be promulgated in the future, as such statutes, regulations and/or ordinances may be supplemented or amended from time to time.

1.3.14

The term "Improvements" shall mean all improvements now or hereafter erected on the Land, including the Building and parking lot improvements.

1.3.15

The term "Land" shall mean the parcel of real property legally described on EXHIBIT "A" attached hereto and shown on the Site Plan attached hereto as EXHIBIT "B".

1.3.16

The term "Lease Year" shall mean each twelve (12) month period during the Lease Term commencing on the Commencement Date and each anniversary thereof, provided that the Commencement Date is on the first day of a calendar month.  If the Commencement Date falls on a day other than the first day of a calendar month, then the first Lease Year shall end on the day immediately prior to the first anniversary of the first day of the next calendar month following the Commencement Date.  If the Commencement Date falls on a day other than the first day of a month, then the first Lease Year shall include the period of time from the Commencement Date up to the first day of the next calendar month.

1.3.17

The term "Minimum Parking Requirement" shall mean the number of automobile parking spaces required to be located on the Land under applicable code.

1.3.18

The term "Mortgagee" shall mean any person, firm, corporation or other entity holding a mortgage on the Premises.

1.3.19

The term "Premises" shall mean the Land together with all Improvements now or hereafter erected thereon.

1.3.20

The term "Rent" shall mean all Fixed Minimum Rent and Additional Rent payments required to be made hereunder by Tenant.

1.3.21

The term "Tenant's Plans" shall mean a complete signed and sealed set of final plans and specifications prepared by Tenant's architect for the construction and completion of the Improvements.

1.3.22

The term "Tenant's Work" shall mean all work required to be performed by Tenant to construct and complete the Improvements in substantial accordance with the Tenant's Plans.

1.3.23

The term "Underlying Documents" shall mean all of the following:  (i) First Amendment to and Restatement of Declaration of Covenants, Conditions; Easements, Reservations and Restrictions for Viera East Community (formerly referred to as Viera Southeast Community) dated August 26, 1992 recorded in Official Records Book 3225, Page 4071 of the Public Records of Brevard County, Florida ("Master Declaration"); (ii) Declaration of Restrictions and Grant of Purchase Rights dated May 17, 2000 recorded in Official Records Book 4168, Page 0111, of the Public Records of Brevard County, Florida ("Automotive Fuels and Convenience Store Exclusive"); (iii) Declaration of Restrictions dated January 28, 2004 recorded in Official Records Book 5189, Page 0523, of the Public Records of Brevard County, Florida ("District Declaration"); (iv) Easements and restrictive covenants contained in Special Warranty Deed dated January 29, 2004 recorded in Official Records Book 5188, Page 3983, of the Public Records of Brevard County, Florida ("Use Restrictions Deed"); and (v) Amended and Restated Viera Development Order as evidenced by that certain Notice of Amendment to Development Order for a Development of Regional Impact known as the Viera Development of Regional Impact dated June 8, 2003 and Resolution 02-314 attached thereto, recorded in Official Records Book 4787, Page 0549, of the Public Records of Brevard County, Florida (the "Development Order").

ARTICLE 2
PREMISES; DEMISE OF PREMISES ; EASEMENTS AND TERM

Section 2.1

Premises

.  Landlord is, or on the Commencement Date, will be the fee simple owner of the Land.  EXHIBIT "B" attached hereto is a site plan of the Premises (the "Site Plan").

Section 2.2

Demise of Premises; Easements

.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, together with all rights, easements and appurtenances pertaining thereto.  Landlord and Tenant hereby grant to each other and their respective concessionaires, officers, employees, agents, customers and invitees during the Lease Term a nonexclusive easement (in common with Landlord and the other occupants of the Adjacent Parcel and their employees, agents, customers and invitees and other persons permitted by Landlord to use the same) to use the roadways and walkways of the Adjacent Parcel and the Premises for pedestrian and vehicular ingress and egress; provided, however, in no event shall either party or their concessionaires, officers, employees, agents, customers or invitees have the right to park their vehicles on any portion of the other party's parcel.

Section 2.3

Term and Lease Years

.  The term of this Lease (the "Lease Term") shall begin on the Commencement Date.  The Lease Term shall end on the expiration date set forth in Section 1.1. hereof, unless extended or sooner terminated as hereinafter provided.  Landlord agrees to give Tenant at least thirty (30) days prior written notice of the Commencement Date.  When the Commencement Date has been determined, as provided in this Section, Landlord and Tenant shall execute, acknowledge and deliver, each to the other, the written statement attached hereto as EXHIBIT "C" specifying the Lease Term.  Notwithstanding the fact that the term of this Lease shall commence on the Commencement Date, which date will be a date subsequent to the execution of this Lease by Landlord and Tenant, Tenant shall observe and perform all applicable obligations under this Lease (except its obligations to operate and to pay Rent due hereunder) upon the execution of this Lease by both Landlord and Tenant.

Landlord estimates that the Commencement Date will occur on or before August 1, 2006.

Section 2.4

Renewals.

(a)

If this Lease is still in full force and effect, and if Tenant shall not be in default beyond any applicable notice and cure period under the terms of this Lease at the time Tenant gives its notice as provided for herein, Tenant shall have the number of successive five (5) year options of extension set forth in Section 1.1, provided that written notice of the election of each such option shall be given to Landlord not less than nine (9) months prior to the expiration date of the then current term (original or extended).  If any such extension option is duly exercised, the term of this Lease shall be automatically extended for the period of the next ensuing option, without the requirement of any further instrument, upon all of the same terms, provisions and conditions set forth in this Lease, except that there shall not be any additional option to renew this Lease beyond what is provided for hereinabove.

(b)

If any option to extend the term of this Lease is duly exercised, all references contained in this Lease to the Lease Term or term hereof, whether by number of years or number of months, shall be construed to refer to the initial term hereof, as extended as aforesaid, whether or not specific reference thereto is made in this Lease.  If any option to extend the term of this Lease is not exercised, all other options to renew the term of this Lease shall automatically terminate and be null and void.

ARTICLE 3
POSSESSION AND PREPARATION OF THE PREMISES FOR TENANT'S USE

Section 3.1

Site Plan Approval; Tenant's Plans

.  EXHIBIT "B" attached hereto is a Site Plan of the Premises which has been approved by Landlord and Tenant.  Tenant’s obligations under this Lease shall be conditioned upon Tenant obtaining approval of the Site Plan (the “Site Plan Approval”) in accordance with the provisions of this Section.  On or before thirty (30) days from the date of this Lease, Tenant at its expense, shall submit an application to Brevard County and the Community Architectural Review Committee for Site Plan Approval and shall use diligent commercially reasonable good faith efforts to obtain Site Plan Approval from Brevard County and the Community Architectural Review Committee.  Any material changes to the Site Plan required by Brevard County or the Community Architectural Review Committee shall be subject to the written approval of Landlord and Tenant, which approval shall not be unreasonably withheld or delayed.  Provided that Tenant has fully complied with the timeline for Site Plan Approval provided in this Section and has utilized diligent commercially reasonable good faith efforts to obtain Site Plan Approval, in the event that Tenant shall fail to obtain the Site Plan Approval from Brevard County and the Community Architectural Review Committee within one hundred eighty (180) days from the date of this Lease (the “Site Plan Outside Date”), Tenant shall have the right to terminate this Lease by giving Landlord notice on or before the Site Plan Outside Date and provided that Tenant shall timely exercise such termination right (time being of the essence) this Lease shall terminate effective as of the date that Landlord receives such notice.  In the event that Tenant shall fail to timely exercise its termination right under this Section, Tenant shall be deemed to have waived such termination right and Tenant shall have no further right to terminate the Lease pursuant to this Section.

EXHIBIT "F" attached hereto are the exterior elevations for the Building ("Building Elevations") that have been approved by Landlord and Tenant.  Any material changes to the Building Elevations required by the Community Architectural Review Committee shall be subject to the written approval of Landlord and Tenant, which approval shall not be unreasonably withheld or delayed.  Tenant shall not modify the Site Plan or Building Elevations without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.  On or before Tenant commences construction of the Improvements, Tenant at its expense, shall make application to the Community Architectural Review Committee for approval of the Building Elevations (the “Building Elevations Approval”) and shall thereafter use good faith diligent efforts to obtain the Building Elevations Approval.  Tenant shall provide Landlord with reasonable advance notice of any meeting with City staff or public hearing regarding the Building Elevations Approval and/or the Site Plan Approval and Landlord may attend any such hearings.  Subject to Landlord’s approval rights pursuant to this Paragraph, Tenant shall provide Landlord with two (2) copies of its proposed Tenant's Plans for its construction of the Improvements on or before the date Tenant commences construction of the Improvements.   Said plans and specifications must be in accordance with the Building Elevations Approval and the Site Plan Approval and in such detail as to be acceptable to the governmental authorities having jurisdiction over the Premises in order for Tenant to be able to obtain its Building Permit based upon such plans and specifications.  The Tenant's Plans shall also include the plans and specifications for all site work including, without limitation, paving, drainage, curbing, striping, site lighting, landscaping to be constructed by Tenant on the Land.  The Tenant's Plans must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.  Within fifteen (15) days after receipt of Tenant's Plans, Landlord shall either approve of or notify Tenant in writing of any objections it has to Tenant’s Plans.  The failure of Landlord to disapprove of the Tenant's Plans within said time period shall be deemed an approval.  Tenant shall within fifteen (15) days of receipt of a disapproval notice submit its revised plans and specifications for Landlord's approval and the failure of Landlord to approve or disapprove such revised plans and specifications within ten (10) days after submission of the revised plans and specifications shall be deemed an approval.  The Tenant's Plans shall be sealed by a Florida licensed architect.  The Tenant's Plans as approved by Landlord shall be the “Approved Tenant's Plans”.  Landlord's approval of Tenant's Plans, if given, shall not imply Landlord's approval that said plans are complete and shall not imply Landlord's approval of the structural or engineering designs, or quality or fitness of any material or device used or that the Approved Tenant's Plans are in accordance with law or the requirements of the Community Architectural Review Committee (it being agreed that such compliance is solely Tenant's responsibility) nor shall it relieve Tenant of the responsibility of constructing structurally sound improvements free of defects nor shall such approval impose any present or future liability on Landlord to Tenant or to any third party.

Tenant shall apply for its Building Permit prior to the date that Tenant commences construction of the Improvements and after all of the following shall have occurred:  (i) Landlord has approved the Tenant's Plans as contemplated by Section 3.1 hereof, (ii) the Site Plan shall have been approved by Brevard County and the Community Architectural Review Committee; and (iii) the Commencement Date shall have occurred.  Tenant agrees to use good faith diligent efforts to obtain said approvals and Building Permit.  Landlord agrees, at no cost to Landlord, to cooperate with Tenant and assist Tenant in obtaining the Site Plan Approval, the Building Elevations Approval and the Building Permit for Tenant's Work.

Section 3.2

Construction of the Improvements

.  Tenant agrees to pay all impact fees assessed by governmental authorities in connection with the issuance of the of the Tenant's Building Permit or Certificate of Occupancy for the Improvements.  Tenant agrees to pay the cost of obtaining its Building Permit, the cost of any utility capacity or connection fees, the cost to purchase utility meters charged by governmental authority or the applicable utility company and all other fees assessed by any governmental authority in connection with Tenant's construction of the Improvements.  Tenant shall cause the Improvements to be constructed in substantial accordance with the Approved Tenant's Plans.  Landlord also grants to Tenant the right to tie-into and utilize any and all master drainage systems.  All work to be performed by Tenant shall be performed by a contractor selected by Tenant ("Tenant Contractor").  The Tenant Contractor shall have the following qualifications:  (i) be bondable (but Tenant shall not be required to obtain a payment or performance bond); (ii) be a Florida licensed general contractor; and (iii) be reputable and experienced in similar commercial construction.

From and after Tenant's commencement of construction of the Improvements, Tenant shall thereafter diligently prosecute such construction to completion in accordance with such Building Permit.  Tenant's construction may vary from the requirements of the Approved Tenant's Plans if the variance is not material and is required by the circumstances or good construction practices, the Building Permit or applicable legal requirements.  Subject to Section 14.10, Tenant shall complete construction of the Improvements ("Tenant's Work") in substantial accordance with the Approved Tenant's Plans not later than one (1) year from the later of the Commencement Date and the date upon which the Building Permit was issued ("Completion Date").  As soon as reasonably practicable after completion of the Improvements, Tenant shall provide Landlord with (i) a copy of Tenant's field set of construction plans and all change lists, and (ii) an as-built Survey of the Premises sealed and certified to Landlord, Landlord's mortgagee and the Landlord's title insurance company by a Florida licenses surveyor.

Tenant covenants that as of the Completion Date the Improvements shall comply with all applicable governmental regulations, codes and ordinances of Brevard County, the State of Florida and other governmental entities having jurisdiction and with the approval granted by the Community Architectural Review Committee.  During the construction of the Improvements, Landlord reserves the right, at all reasonable times upon no less than twenty-four (24) hours telephonic notice to Tenant, to enter the Premises and inspect Tenant's work in progress for the purpose of verifying conformity of Tenant's work with the Approved Tenant's Plans, provided that any such entrance and inspection shall be accomplished in such manner as to not interfere with Tenant's construction of the Improvements.  The Improvements shall comply with all of the reasonable terms and provisions of any insurance policy covering or applicable to the Premises and with the reasonable requirements of any national or local Board of Fire Underwriters (or any other insurance body exercising similar functions) having jurisdiction as to the Premises.  Tenant's construction trailer, materials and equipment shall, during hours when construction activities are not being performed, be kept and confined to a staging area in a location within the Land.  Landlord shall have no liability with respect to Tenant's materials or equipment stored in the staging area, except for the negligent or intentional acts of Landlord, its agents, contractors or employees.

Upon the written request of Tenant, Landlord shall grant and enter into any easements across the Land and the Development which are reasonably necessary for the construction or operation of the Improvements, subject to the following conditions: (i) in the case of easements, such easements shall be for utility or access purposes and shall be required by the utility company or governmental agency having jurisdiction or be necessary for the construction or operation of the Improvements; (ii) such easements when granted and utilized will not adversely affect the value of the Land or Improvements; and (iii) the cost of preparing such easements, and the cost of constructing any improvements required in connection therewith shall be paid for by Tenant.  Landlord covenants to use reasonable efforts to cause any Mortgagee or other party having an interest in the Land to join in such easements.

ARTICLE 4
RENT, ITS DETERMINATION AND METHOD OF PAYMENT

Section 4.1

Fixed Minimum Rent

.  Tenant agrees to pay rent to Landlord, at the address of Landlord, or such place as Landlord may designate by written notice to Tenant from time to time, at the following rates and times:

(a)

The Fixed Minimum Rent shall be payable without demand in advance in successive equal monthly installments without deduction or set-off, except as otherwise expressly provided for herein, on the Commencement Date and thereafter on the first day of each calendar month included in the Lease Term; and if the Commencement Date is not the first day of a calendar month, a pro rata portion of such monthly installment for each day of such portion, payable on the Commencement Date.

(b)

The amount of Fixed Minimum Rent shall be as set forth in Section 1.1 of this Lease.

(c)

Tenant shall also pay with each Fixed Minimum Rent and other payment hereunder any sales taxes or similar excise taxes now or hereafter imposed upon or with respect to the Rent and all other payments payable hereunder, even though the taxing statute or ordinance may purport to impose same against Landlord.

Section 4.2

Real Estate Taxes

.

(a)

Beginning on the Commencement Date, Tenant agrees to pay, as Additional Rent, the "Taxes" (as defined in Section 4.2(b) below).

(b)

The term "Taxes" shall mean and include all real estate taxes, fees, charges, assessments, drainage district charges, Viera East Community Development District assessments, water and sewer rents and charges, assessments for public improvements or betterments (and interest due on the unpaid installments thereof) and all other governmental impositions, general and special, ordinary and extraordinary, of any kind and nature whatsoever which shall be lawfully created and levied, assessed or imposed with respect to the Land and Improvements which comprise the Premises commencing on the Commencement Date and accruing during the Lease Term, other than any fine, penalty, cost or interest for any tax or assessment or part thereof which Landlord failed to timely pay (except if same are imposed by reason of Tenant's default hereunder).  Nothing contained in this Lease shall require Tenant to pay any estate, inheritance, succession, franchise, transfer or income tax of Landlord.  If the Commencement Date or expiration date shall occur on other than the first or last day of a tax assessment year, then the Taxes shall be prorated between Landlord and Tenant based on the actual number of days this Lease is in effect (following the Commencement Date) during such tax or assessment year.

(c)

Landlord shall cause the Taxes levied against the Premises to be separately assessed.  If the tax bills for the Premises are sent by the taxing authority directly to Tenant, Tenant shall pay the Taxes prior to delinquency and shall upon request by Landlord provide Landlord with proof of such payments.  If the tax bills are sent by the taxing authority to Landlord, the Tenant's payment of the Taxes shall be paid to Landlord by Tenant on an annual basis (or such other times as Landlord is required to make payment to the taxing authority) within thirty (30) days following receipt by Tenant of a copy of the tax bill(s), but not prior to thirty (30) days before the due date.  The Taxes shall be appropriately prorated (on a per diem basis) for partial tax years at the beginning and at the end of the Lease Term.

(d)

With respect to any assessments for Taxes which may be levied against or upon the Premises which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in installments, only the amount of such installments and interest due thereon (with appropriate proration for any partial calendar year) which become due during the Lease Term shall be included in the Taxes to be paid by Tenant.

(e)

Tenant, at its sole cost and expense, upon prior written notice to Landlord may dispute and contest the Taxes or the assessed value of the Premises in good faith and by appropriate legal proceedings.  Landlord agrees (at no cost to Landlord) to render to Tenant all non-professional assistance reasonably necessary in connection with any such contest.  At the conclusion of such contest, Tenant shall pay the charge contested to the extent it is held valid, together with all court costs, interest, and other expenses relating thereto.  Tenant shall be obligated to pay any increase in Taxes which results from Tenant's tax contest.

If, at any time, in the judgment of the Landlord reasonably exercised, it shall become necessary so to do, if Tenant elects to contest the Taxes or the assessed value of the Premises, the Landlord, after fifteen (15) days' written notice to Tenant, may, under protest if so requested by Tenant, pay such Taxes as may be required to prevent the accrual of fines or penalties or the sale of the Premises, or foreclosure of the lien created thereon by such item, and such amount shall become immediately due and payable by Tenant to Landlord and shall constitute Additional Rent hereunder, or at Tenant's option and at Tenant's sole cost and expense, in lieu thereof, Tenant shall obtain lien release bonds in amounts equal to the claims of any such liens or as otherwise required by applicable law (or shall provide Landlord with other security reasonably acceptable to Landlord).

(f)

Any rebates, refunds or abatements of Taxes received by Landlord subsequent to payment of Taxes by Tenant after deduction of expenses incurred, if any, to obtain such refund, be refunded to Tenant within thirty (30) days of receipt thereof by Landlord.  Any such rebate, refund or abatement realized by Landlord prior to payment of Taxes by Tenant shall result in an immediate reduction in the Taxes then due to Landlord.

(g)

The provisions of this Section 4.2 are predicated upon the present system of taxation in the State of Florida.  Should any governmental authority having jurisdiction over all or any portion of the Premises impose a tax and/or assessment of any kind or nature upon, against, measured by or with respect to the rentals payable to the Landlord under this Lease (other than a tax in the nature of a rent tax referred to in Section 4.1(c) for which Tenant shall, in any event, have responsibility) or with respect to the ownership of the Premises or any part thereof by Landlord (or any individual or entity forming the Landlord), either by way of substitution for all or any part of the present ad valorem real estate taxes or in addition thereto, then such tax and/or assessment shall be deemed to constitute "Taxes" for the purposes of this Lease.  Further, if there is any other change in the system(s) of taxation (other than as set out immediately above) which is in substitution of or in addition to the present system(s), Tenant shall be responsible for its fair and equitable share thereof, taking into account the prorations and responsibilities provided for in this Section 4.2.

(h)

Personal Property Taxes.  Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied,  assessed or imposed upon its business operation, as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in, on or upon the Premises.

ARTICLE 5
TITLE AND SURVEY

Section 5.1

Survey

.  Within thirty (30) days after the date hereof, Landlord, at its expense, shall provide Tenant with a survey ("Survey") of the Land, certified to Tenant and the title insurance company, prepared by a Florida licensed surveyor in accordance with the minimum technical standards as set forth by the State of Florida Board of Land Surveyors pursuant to Chapter 472.027 Florida Statutes, which Survey:  (i)  locates all easements and existing improvements located thereon, (ii) shows no encroachments, easements or other matters which prohibit, restrict or render more costly the construction of the Improvements, (iii) plots all plottable exceptions to title, and (iv) permits the title insurance company to delete the pre-printed general survey exception from the leasehold title insurance policy to be issued to Tenant.

Section 5.2

Title Policy

.  Landlord, at is expense, shall deliver to Tenant a title insurance commitment (the "Title Commitment") issued by a national title company (the "Title Company") for a leasehold title insurance policy for an amount of insurance designated by Tenant, setting forth the status of title to the Land and any exceptions thereto, together with legible copies of the title exceptions set forth therein, covering the Land showing that the Land is not subject to any title exceptions that prohibit or restrict the construction or operation of a branch bank or that render title to be other than good, marketable and insurable.  On or before the fifteen (15) days after its receipt of the Title Commitment, Tenant may provide Landlord with notice of any objectionable or defective title matter set forth in the Title Commitment ("Title Objection Notice").  Landlord shall make a good faith effort to cure or eliminate (or to cause the owner-seller of the Land to cure or eliminate if Landlord has not yet acquired the Land) the objectionable or defective title matter or matters set forth in Tenant's Title Objection Notice, provided, however, Landlord shall not be required to engage in any litigation.  In such event, if Landlord is not able to cure or eliminate the objectionable or defective title matter or matters set forth in Tenant’s Title Objection Notice within thirty (30) days after Landlord’s receipt of Tenant’s Title Objection Notice, Tenant shall have the right to terminate this Lease by delivering written notice thereof to Landlord on or before ten (10) days after the expiration of such thirty (30) day period.  Landlord shall pay the premium for the leasehold title insurance policy to be issued to Tenant by the Title Company pursuant to the Title Commitment.

ARTICLE 6
UTILITIES AND SERVICES

Section 6.1

Utilities in General

.  Tenant shall pay for all public and other utilities and related services rendered or furnished to the Premises commencing on the Commencement Date and continuing during the Lease Term, which utilities include, without limitation, water, gas, electricity, telephone and sewer charges.

Tenant shall store all trash and garbage within the areas indicated on the Approved Tenant's Plans for such purposes or within the Building in good quality containers so located as not to be visible to Tenant's customers and so as not to create or permit any health or fire hazard and arrange for the prompt and regular removal thereof.  Tenant shall not allow refuse, garbage or trash to accumulate outside the Premises, except on the date of scheduled pickup service, and then only in areas reasonably designated by Landlord.  Tenant shall be allowed to have a trash dumpster in the rear of the Premises, provided same is screened from view in a manner reasonably acceptable to Landlord so as to not detract from the overall appearance of the Premises.

Section 6.2

Interruption of Utility Service

.  The interruption or impairment of any utility or related service caused or necessitated by repairs, improvements or hazards or occurrences beyond Landlord's control and not attributable to the negligence or intentional act of Landlord, its agents, employees or contractors shall not give Tenant any claim for damages against Landlord nor any right to abate its rent and other obligations hereunder.

ARTICLE 7
LANDLORD'S COVENANTS

Section 7.1

Covenants

.  Landlord covenants at all times during the Lease Term and such further time Tenant occupies the Premises or any part thereof pursuant to the terms of this Lease:

7.1.1

To perform all of the obligations of Landlord set forth in this Lease and in the Exhibits attached hereto.

7.1.2

Subject to Tenant's compliance with the terms and provisions of this Lease within applicable notice and grace periods, to permit Tenant to lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises and any appurtenant rights granted to Tenant under this Lease during the Lease Term without hindrance or ejection by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord.

7.1.3

To indemnify, protect, defend and hold Tenant harmless from and against any and all claims, demands, losses, liabilities and penalties (including, without limitation, reasonable attorneys' fees at all trial and appellate levels) arising from or out of (i) any Hazardous Substance on the Premises in existence prior to the Commencement Date; (ii) any leakage, spillage, discharge or release of any Hazardous Substance caused by Landlord or its agents, employees or contractors.

7.1.4

Subject to Section 14.11 hereof, to save Tenant harmless and indemnified from and against any and all claims by or on behalf of any person or entity arising from or relating to any injury to persons or damage to property caused by any negligent or intentional act of Landlord or any of its agents, contractors, or employees during the Lease Term, as well as from and against all expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon, including, by way of example rather than of limitation, the fees of attorneys, litigation expenses, investigations and experts, all regardless of whether such claim is asserted before or after the expiration of the Term or any earlier termination of this Lease.  This indemnification shall not apply to any claim or action which results from the negligence or intentional act of Tenant, its agents, employees or contractors.  This indemnification obligation shall survive the expiration or sooner termination of this Lease.

Section 7.2

Tenant's Exclusive

.  Landlord covenants and agrees that so long as the Premises has not ceased to be used for a bank for a continuous period in excess of one hundred eighty (180) days (excepting any periods during which remodeling or restoration work is being conducted with due diligence or Tenant is prevented from operating due to a force majeure), not to permit or suffer any other occupant of the Adjacent Parcel to:  (i) operate a drive-thru banking facility, (ii) operate an ATM, provided, however, this restriction shall not prohibit the operation of an ATM by any other occupant of the Adjacent Parcel so long as such ATM is located inside such other occupant's premises and shall not prohibit the operation of an ATM that is installed in the storefront of a supermarket, or (iii) operate a bank, savings bank or savings and loan association.  The provisions of this Section shall not prohibit the operation of a stock brokerage office, a mutual fund office, mortgage brokerage, title insurance-escrow services company or an insurance office.  In the event Landlord sells the Adjacent Parcel to a party that is not also acquiring the Premises, then simultaneous with such conveyance Landlord agrees to record in the Public Records of Brevard County, Florida a restrictive covenant against the Adjacent Parcel which contains the exclusive use restriction set forth in this Section.

ARTICLE 8
LANDLORD'S REPRESENTATIONS

Section 8.1

Landlord's Representations

.  Landlord, in order to induce Tenant to enter into this Lease, hereby represents as follows:

8.1.1

That, as of the date of this Lease, without independent investigation, relying solely on the Environmental Report, Landlord has no actual knowledge of any failure of the Land to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the use, handling, storage or disposal of any Hazardous Substance.

8.1.2

That Landlord is duly organized and validly existing and has full power and authority to conduct its business as presently conducted and to enter into this Lease.

8.1.3

That the execution, delivery and performance of this Lease will not (i) violate any order, writ, injunction or decree of any court or governmental authority; or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind or nature to which Landlord is a party or by which Landlord or the Premises may be bound.

8.1.4

That, as of the date of this Lease, there are no pending or, to the actual knowledge of Landlord, threatened actions or legal proceedings affecting the Premises or Landlord's interest therein.

ARTICLE 9
TENANT'S AFFIRMATIVE AND NEGATIVE COVENANTS

Section 9.1

Affirmative Covenants

.  Tenant covenants at its expense at all times during the Lease Term and such further time as Tenant occupies the Premises or any part thereof pursuant to the terms of this Lease:

9.1.1

To perform all of the obligations of Tenant set forth in this Lease and in the Exhibits attached hereto.

9.1.2

To use the Premises only for the Permitted Use.  Tenant shall open a fully fixtured and staffed bank in the Building for business to the public for a period of at least one (1) day on or before the Completion Date (as defined in Section 3.2), subject to excusable delays as set forth in Section 14.10.

9.1.3

To store all trash and refuse in appropriate containers within the Premises and to attend to the disposal thereof; and to keep all drains inside the Premises open.

9.1.4

To comply with all provisions of any and all statutes, ordinances, regulations and special permits imposed by the State of Florida, the federal government, the County of Brevard and/or of any other governmental agency now or hereafter in force and of the Underlying Documents relating to the structure, maintenance, operation, use and occupancy of the Premises and Tenant agrees that, in the event of noncompliance or contest, to indemnify and save harmless Landlord from any and all demands, actions, penalties or claims of any nature whatsoever, including reasonable attorneys' fees expended by Landlord which may arise by reason of or in connection with Tenant's failure to so comply.  Notwithstanding the foregoing, Tenant may contest or appeal such requirements or orders and, if permitted by law, shall not be required to comply with any such laws, regulations, orders, requirements, rules or regulations during the pendency of any appropriate proceedings.

9.1.5

To pay when due the entire cost of any work on the Premises, including equipment, facilities, signs and fixtures therein, undertaken by Tenant, so that the Premises shall at all times be free of liens for labor and materials, provided, however, Tenant may contest any such lien so long as such lien is transferred to bond in accordance with applicable statutory procedures as provided in Section 9.2.4 below; to procure all necessary permits before undertaking such work; to perform such work in a good and workmanlike manner, employing materials of good quality; to comply with all governmental requirements; and  to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work, except where caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors.

9.1.6

To save Landlord harmless and indemnified from and against any and all claims by or on behalf of any person or entity arising from or relating to (i) any injury to persons or damage to property occurring on the Premises during the Lease Term, or (ii) any breach or default by Tenant in performing any of its obligations under the provisions of this Lease or applicable law, or (iii) any negligent or intentional act of Tenant or any of its agents, contractors, servants, employees or licensees during the Lease Term, as well as from and against all expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon (including, by way of example rather than of limitation, the fees of attorneys, litigation expenses, investigations and experts), all regardless of whether such claim is asserted before or after the expiration of the term or any earlier termination of this Lease.  This indemnification shall not apply to any claim or action which results from the negligence or intentional act of Landlord, its agents, employees or contractors.  This indemnification obligation shall survive the expiration or sooner termination of this Lease.

9.1.7

To waive all claims against Landlord for damage to person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or any part thereof, not caused by any act, omission, neglect or default of Landlord, its agents, employees or contractors, including, but not limited to, claims for damage resulting from (a) any equipment or appurtenances becoming out of repair; (b) injury done or occasioned by wind; (c) any defect in or failure of plumbing, HVAC equipment, electric wiring or insulation thereof, gas, water and steam pipes, stairs, railings or walks; (d) broken glass; (e) the backing up of any sewer pipe or downspout; (f) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about such building or the Premises; (g) the escape of steam or hot water; and (h) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near such building or the Premises or otherwise.

9.1.8

To permit Landlord and its agents, upon reasonable notice, to enter the Premises during Tenant's normal business hours, but only and in all circumstances in the presence of a Tenant representative (except in the event of an emergency no notice shall be required) for the purpose of inspecting the same or making repairs permitted hereunder to said Building (but such right shall not be deemed to impose any repair obligation on Landlord), and to show the Premises to actual or prospective purchasers, lenders and during the last nine (9) months prior to the expiration of the then current term (original or extended) to prospective tenants if this Lease has not been renewed. Landlord shall be entitled to enter the Premises during times other than Tenant's normal business hours only in the event of an emergency.  The term "emergency" as used herein shall mean a situation which requires, in the good faith judgment of Landlord, immediate action in order to prevent death, bodily injury, property damage or theft.

9.1.9

At the termination of this Lease, peaceably to give up and surrender the Premises, including all alterations and additions made by Tenant and all non-trade fixtures permanently attached to the Premises, during the Lease Term; the Premises and Improvements to be in good order, repair and condition, excepting only reasonable wear and tear, acts of God, casualty, condemnation (casualty and condemnation being governed by Article 10 hereof) and Landlord's repair obligations and Tenant shall surrender to Landlord all keys to or for the Premises and inform Landlord of all combinations of locks, safes and vaults, if any, in the Premises.  Prior to the expiration of this Lease, Tenant, at its expense, shall promptly remove all personal property of Tenant and repair all damage to the Premises caused by such removal.  Any personal property of Tenant not removed upon the expiration of this Lease shall be deemed to have been abandoned by Tenant and Landlord may dispose of same in any manner which, and to any person whom, Landlord may deem fit or appropriate without any liability whatsoever to Tenant.

9.1.10

To remain fully obligated under this Lease notwithstanding any assignment or sublease, or any indulgence, granted by Landlord to Tenant or to any assignee or sublessee.

9.1.11

At all times that Tenant is open for business, to obtain and keep in good standing all permits or licenses necessary to conduct business in the Premises.  To pay all taxes upon its merchandise, stock, fixtures, equipment and leasehold improvements in the Premises so as to prevent a lien from being filed against the Premises.

9.1.12

To maintain, repair (and replace if replacement is necessary) the Exterior Areas located on the Land, the Building, building service equipment (including, without limitation, all utility systems and the HVAC system) and all other improvements now or at any time hereafter located on the Land in good, clean, safe, sightly order and condition, ordinary wear and tear excepted.  Tenant shall, at its expense, keep the Exterior Areas located on the Land clean and free from refuse and rubbish and shall repave, restripe and replace markings on the surface of the Exterior Area on the Land from time to time as and when necessary and the landscape areas on the Land shall be mowed and trimmed from time to time as and when necessary so as to be maintained in safe, sightly, good and functional.  Tenant shall, at its expense, make all internal repairs, replacements, additions, improvements, alterations or changes of every type, kind and nature as shall or may be necessary or appropriate to make the Premises suitable to keep the Premises in good condition, ordinary wear and tear excepted, for the Permitted Use hereunder and any and all external repairs, replacements and maintenance such as painting, roof, walls, windows and signs thereon.  Tenant shall make all such repairs whether ordinary or extraordinary and whether or not structural.  All such work shall be done in a good and workmanlike manner, and when completed, be free and clear of all claims for liens by mechanics or materialmen for and on account of labor and material furnished in and about such operations.  Landlord shall have no obligation to do or make any maintenance, repair or replacement to the Premises, the Building, or any other improvement thereon, except if same is necessary because of the act, neglect or default of Landlord or its agents, employees or contractors.

9.1.13

To pay any assessments, real estate taxes, utility charges, maintenance fees and other charges levied by an association or other party against or imposed upon the Premises during the Lease Term under the Underlying Documents.

9.1.14

To the extent, if any, required under the Master Declaration and the District Declaration, Tenant shall obtain development, construction, landscape and signage approvals required to be obtained from the Community Architectural Review Committee in connection with the performance of Tenant’s Work and any subsequent additions, alterations or modifications to the Premises.

Section 9.2

Negative Covenants

.  Tenant covenants at all times during the Lease Term and such further times as Tenant occupies the Premises or any part thereof pursuant to the terms of this Lease:

9.2.1

Not to injure or otherwise harm the Premises or any part thereof or any equipment or installation therein; nor commit any nuisance or waste; nor burn any trash or refuse within the Premises; nor make any use of the Premises or of any part thereof or equipment therein which is contrary to any law or ordinance, or which will invalidate the liability or property insurance which covers the Premises; nor conduct any auction, fire, "going out of business," bankruptcy or similar sales.

9.2.2

Not to change the Exterior Areas located on the Land (including, without limitation, any changes to the striping, parking spaces, curbing, curb cuts, landscaping or directional signage) or the exterior portions of the Building, walls or roof, signs, color or architectural features of the Building or any part thereof without the written approval of the Community Architectural Review Committee and Landlord, which Landlord approval shall not be unreasonably withheld or delayed, provided, that (i) Tenant has provided Landlord with scope of work when requesting Landlord's consent and with a copy of its plans for such changes at least thirty (30) days prior to its commencement of such work, and (ii) such changes do not diminish the value of the Building, do not decrease the Floor Area of the Building or alter its general use, and (iii) Tenant obtains all required Community Architectural Review Committee and governmental approvals.

9.2.3

Not to permit to be created or to remain undischarged and to indemnify Landlord against any lien, encumbrance or charge filed against the Premises or any part thereof by reason of any work, labor, services or materials performed at or furnished to the Premises, to Tenant, or to anyone holding the Premises through or under Tenant, and not to suffer any other matter or thing whereby the estate, right and interest of the Landlord in the Premises or any part thereof may be impaired.  Should Tenant receive written notice of such a lien having attached to Landlord's interest, Tenant shall forthwith take such action by bonding or otherwise as will remove or satisfy such lien. If Tenant shall fail to cause such lien to be discharged within thirty (30) days after receipt by Tenant of written notice of the filing thereof or such shorter time if required to prevent a judgment or sale thereunder or which is required for a sale or refinancing of the Project, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all costs and expenses, including interest and reasonable attorneys' fees, incurred by Landlord in procuring the discharge of such lien shall be deemed to be Additional Rent and shall be due and payable by Tenant to Landlord within ten (10) days after written notice.

Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of the Landlord in the Premises to any mechanics' or materialmen's liens of any kind.

Neither Tenant nor anyone claiming by, through or under Tenant, including, but not limited to, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises, and any such liens are hereby specifically prohibited.  All parties with whom Tenant may deal shall be put on notice, by the recordation of the memorandum of this Lease in accordance with Section 14.9 hereof, that Tenant has no power to subject the Landlord's interest in the Premises to any mechanics' or materialmen's lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's interest or assets.

9.2.4

Not to dispose or permit the disposal, escape of or discharge of any Hazardous Substance on, in, or about the Premises in violation of applicable environmental laws.  Tenant will properly store and handle any Hazardous Substance Tenant is legally permitted to bring onto the Premises.  Tenant will only bring onto the Premises such Hazardous Substances as are ordinarily used by Tenant to carry on the Permitted Use and any such Hazardous Substances brought on the Premises and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all federal, state and local laws or regulations applicable to any such Hazardous Substance.  In the event that Tenant causes any Hazardous  Substance to contaminate any portion of the Premises, Tenant agrees to comply with any and all governmental laws, regulations or other requirement relative to such Hazardous  Substance; and  that, in connection with the foregoing, if any clean-up or removal of such Hazardous Substance or any other remedial action is required, Tenant shall cause the same to be performed without expense to Landlord.  Tenant will indemnify, protect, defend, and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, and penalties (including, without limitation, reasonable attorneys' fees at all trial and appellate levels) arising directly or indirectly from or out of, or in any way connected with (i) the presence of any Hazardous Substance on the caused by the Tenant, its agents, contractors, invitees, licensees, concessionaires or employees, except to the extent same was caused by the Landlord, its agents, employees or contractors or (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to any Hazardous Substance caused by the Tenant, its agents, contractors, licensees, concessionaires, invitees, or employees, except to the extent same was caused by Landlord, its agents, employees or contractors.

9.2.5

Not to violate the Underlying Documents.

ARTICLE 10
DAMAGE AND DESTRUCTION; CONDEMNATION

Section 10.1

Damage and Destruction.

10.1.1

If the Improvements, or any part thereof, shall be destroyed or damaged by fire or other casualty, then Tenant shall immediately deliver written notice thereof to Landlord.

10.1.2

If the Improvements should be damaged by fire or other casualty at any time during the Lease Term, then Tenant shall, within sixty (60) days of the date of the casualty, elect either to (i) restore the damaged Improvements to their prior condition at Tenant's sole cost and expense or (ii) discontinue operations at the Premises, but at all times continue to pay Fixed Minimum Rent and other payments due and payable pursuant to the terms and provisions of this Lease and perform all covenants and obligations hereunder.  In the event Tenant elects to discontinue operations, then Tenant, at its expense, must raze any remaining portion of the damaged Improvements, remove all debris, and grade and landscape the Land.  If Tenant elects to restore the Improvements to their prior condition, then Tenant shall proceed with all reasonable diligence to rebuild and repair the Improvements to substantially the condition in which they existed prior to such damage.  Except as provided in Section 10.1.3, this Lease shall not be affected in any manner by reason of the total or partial destruction of the Improvements or any part thereof, for any reason whatsoever, and Tenant, notwithstanding any law or statute, present or future, waives all rights to quit or surrender the Premises or any part thereof, and Tenant's obligations under this Lease, including the payment of Fixed Minimum Rent and Additional Rent, shall continue as though none of those events had occurred and without abatement, suspension, or reduction of any kind, except as otherwise expressly provided herein.

10.1.3

If the Improvements shall be damaged by fire or other casualty during the last two (2) years of the Lease Term or during any renewal of any Lease Term to the extent of more than fifty percent (50%) of the replacement cost of the Improvements, then Tenant may within sixty (60) days of the date of the casualty, elect to at Tenant's sole cost and expense terminate this Lease by giving Landlord written notice thereof.  If Tenant elects to terminate this Lease, then Tenant, at its expense, must raze any remaining portion of the damaged Improvements, remove all debris, and grade and landscape the Land.  In the event Tenant elects to terminate this Lease as aforesaid, Tenant shall pay to Landlord, prior to such termination date, an amount equal to the Fixed Minimum Rent and the then ascertainable Additional Rent payable under this Lease to the date of such termination.  With respect to any items of Additional Rent which are payable to Landlord in the event of such termination but which are not then capable of ascertainment, Tenant shall thereafter pay to Landlord an amount equal to such Additional Rent as and when same become determined.  In the event Tenant elects to terminate this Lease as aforesaid, the proceeds collected under any policy or policies of casualty insurance for damage to the Improvements shall be paid to the Landlord subject to the rights of any Mortgagee; provided, however, Tenant shall be entitled to all insurance proceeds, if any, recovered as a result of such casualty for its personalty, equipment, inventory and trade fixtures.  The covenants and agreements with respect to the adjustment and payment of these items of Additional Rent and refunds, if any, shall survive the termination of this Lease.

Section 10.2

Eminent Domain.

10.2.1

If all or substantially all of the Premises or all vehicular access thereto or therefrom shall be taken for any public or quasi-public use under any statue or by right of eminent domain, or by private purchase in lieu thereof (a "Taking"), then this Lease shall automatically terminate as of the date that possession has been so taken (the "Vesting Date").

10.2.2

In the event of a Taking of less than all or substantially all of the Premises or access thereto or therefrom, Tenant, within sixty (60) days of such Taking, may elect to terminate this Lease and not restore if, by reason of the Taking:  (i) any portion of the ground floor area of the Building shall be taken; or (ii) the remaining parking within the Land is not equal to at least the number of parking spaces legally required to operate the Permitted Use within the Building and no reasonably acceptable substitute parking spaces can be provided within the Land by Tenant after such Taking.

(a)

In the event Tenant elects by reason of the foregoing events to terminate the Lease, Tenant shall give written notice of such election to Landlord and any first Mortgagee, within sixty (60) days of such Taking, and the term of this Lease shall expire and come to an end thirty (30) days after such notice is given.  Upon such termination, the Fixed Minimum Rent and all Additional Rent shall be adjusted to the date of termination and neither party shall have any further rights or liabilities hereunder.  With respect to any items of Additional Rent which are payable to Landlord in the event of such termination but which are not then capable of ascertainment, Tenant shall pay to Landlord an amount equal to such Additional Rent as and when same become determined.  The covenants and agreements with respect to the adjustment and payment of these items of Additional Rent and refunds, if any, shall survive the termination of this Lease.

10.2.3

In the event of a Taking resulting in the termination of this Lease pursuant to the provisions of Section 10.2.1 or 10.2.2, the parties hereto agree to cooperate in applying for and in prosecuting any claim for such Taking and further agree that the aggregate net award, after deducting the reasonable expenses of Landlord, Tenant, and any first Mortgagee, including attorneys' fees, incurred in connection therewith, shall be distributed as follows, and in the following order of priority:

(1)

Landlord shall be entitled to an amount equal to the value, on the Vesting Date, of the Land taken, as if vacant and unimproved and available for its best or most economic use, giving effect to the existence of this Lease and Tenant shall be entitled to an amount equal to the value of the Improvements erected and paid for by Tenant as determined by the condemning authority.

(2)

Tenant shall have the right to make any separate claims allowed by the laws of the State of Florida against the condemning authority including, without limitation, for the unamortized value or unamortized cost of its trade fixtures, equipment and other personal property; its relocation expenses; loss of business; and the diminished value of the leasehold estate so long as such claim for the value of the leasehold estate does not reduce the award payable to Landlord.  Landlord shall be entitled to the balance of the award.

10.2.4

 In case of a Taking of less than all or substantially all of the Premises and if this Lease is not terminated as provided in Section 10.2.2, Tenant, at its expense, shall, to the extent of the award to Tenant for the Improvements (but this limitation shall not be construed as imposing any obligation on Landlord to contribute to  such restoration work), proceed with diligence (subject to reasonable time periods for purposes of adjustment of any award and unavoidable delays) to repair or reconstruct the Improvements (all such repair, reconstruction and work being referred to in this Article as "Reconstruction Work") and the award in the condemnation proceedings, after deduction of the reasonable expenses of Landlord, Tenant and any first Mortgagee incurred in connection with the Taking, shall be made available to Tenant for purposes of paying the cost and expense of the Reconstruction Work.  The proceeds of the award for the Improvements shall be paid directly to Tenant.  The remainder of the award, if any, shall be payable to the parties in accordance with the provisions of Section 10.2.3.  During the period in which the Reconstruction Work has not been completed, Tenant shall be entitled to an equitable abatement of Fixed Minimum Rent and Additional Rent; and, if it is impracticable for Tenant to remain open for business and Tenant elects to close until restoration has been completed, then there shall be a full abatement of Fixed Minimum Rent and Additional Rent until Tenant's completion of the restoration work, such abatement not to exceed a period of one hundred eighty (180) days from the date of payment of the condemnation proceeds.

(a)

In case of a Taking of less than all or substantially all of the Premises and if this Lease is not terminated as provided in Section 10.2.2, the Fixed Minimum Rent payable hereunder shall, from and after the Vesting Date, be equitably reduced based upon the portion of the Building and Drive-Thru Banking Facility taken.

(b)

Any compensation for a temporary Taking which affects only the Premises, shall be payable to Tenant without participation by Landlord, except to the proportionate extent such temporary Taking extends beyond the end of the Lease Term and Tenant shall remain fully responsible for the payments of Fixed Minimum Rent and Additional Rent.

ARTICLE 11
TERMINATION FOR DEFAULT OR INSOLVENCY AND REMEDIES OF LANDLORD

Section 11.1

Termination for Default or Insolvency

.  This Lease is upon the condition that if Tenant shall neglect or fail to perform or observe any of Tenant's covenants and if such neglect or failure shall continue after written notice, in the case of Fixed Minimum Rent or Additional Rent for more than ten (10) days, or in any other case for more than thirty (30) days or such longer time as may be reasonably required to cure because of the nature of the default (provided Tenant must have undertaken procedures to cure the default within such thirty (30) day period and thereafter diligently pursues such effort to completion); or if the leasehold hereby created shall be taken by writ of execution or other process of law, or if a receiver, guardian, conservator, trustee in bankruptcy or similar officer shall be appointed to take charge of all or any part of Tenant's or any guarantor of this Lease property by a court of competent jurisdiction, or if a petition is filed by or against Tenant or said guarantor under any bankruptcy law and the same is not dismissed within ninety (90) days from the date of filing; then, and in any of said events ("Event of Default"), Landlord lawfully may, subject to the notice rights of Tenant hereunder and in the manner provided under Florida law by appropriate legal proceedings, enter into and upon the Premises or any part thereof and repossess the same as of its former estate, and expel Tenant, and those claiming through or under it, and remove its or their effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of Rent or breach of covenant.  No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention to terminate this Lease is given to Tenant or unless termination hereof is decreed by a court of competent jurisdiction.  Notwithstanding any such reentry or taking of possession, Landlord may, at any time thereafter, elect to terminate this Lease for any previous default.  In the event that Landlord terminates this Lease or repossesses the Premises due to an Event of Default as aforesaid, Tenant shall (i) remain liable for all Rent and other obligations accruing up to the date of such repossession or termination, and (ii) be liable to Landlord for all reasonable costs incurred in connection with the repossession and reletting of the Premises (including, without limitation, reasonable attorney and brokerage fees and any costs in connection with necessary repairs or remodeling to render the Premises suitable for reletting), and (iii) remain liable for the payment of all of the Fixed Minimum Rent and Additional Rent payable hereunder for the balance of the unexpired term of this Lease in effect as of the date of the termination or repossession by Landlord.  Any rental which may be due Landlord, as herein provided in this Section 11.1, shall include the monthly rent and any other costs and expenses denominated as additional rentals in this Lease. Landlord may bring suits for such amounts or portions thereof, at any time or times as the same accrue or after the same have accrued, and no suit or recovery of any portion due hereunder shall be deemed a waiver of Landlord's right to collect all amounts to which Landlord is entitled hereunder, nor shall the same serve as any defense to any subsequent suit brought for any amount not theretofore reduced to judgment.  In the event the Premises are relet by Landlord, Tenant shall be entitled to a credit against its rental obligations hereunder in the amount of Rents received by Landlord from any such reletting of the Premises less any reasonable costs incurred by Landlord (not previously reimbursed by Tenant) in connection with the repossession and reletting of the Premises (including, without limitation, reasonable attorneys' fees, brokerage commissions, and any cost of repairs, alterations and improvements to the Premises).  In the event of any termination of this Lease or repossession of the Premises by Landlord as aforesaid, Landlord shall use reasonable efforts to relet the Premises.  Landlord may relet the Premises for a term or terms which may, at Landlord's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease.  Landlord may grant such concessions and free rent as Landlord deems necessary in connection with any such reletting.  Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a reletting of the Premises in excess of the Rent provided in this Lease, but such excess will reduce any accrued present or future obligations of Tenant hereunder.  Notwithstanding anything to the contrary contained in this Lease, to the extent not expressly prohibited by applicable law, in the event of any Event of Default, Landlord may terminate this Lease or Tenant's right to possession and accelerate and declare all Rent reserved for the remainder of the Lease Term to be immediately due and payable; provided the Rent so accelerated shall be discounted in accordance with accepted financial practice at the rate of four percent (4%) per annum to the then present value, and Landlord shall, after receiving payment of the same from Tenant, be obligated to turn over to Tenant any actual net reletting proceeds (net of all costs of reletting) thereafter received during the remainder of the Lease Term, up to the amount so received from Tenant pursuant to this provision.  Subject to the notice and cure periods provided herein, Landlord shall have the right to exercise any and all other remedies available to Landlord, in connection with an Event of Default, at law or in equity, including, without limitation, injunctive relief.  Except as otherwise set forth herein to the contrary, mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.  Except as otherwise set forth herein to the contrary, no remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as any occasion may arise or as may be deemed expedient.

If the Tenant's interest in this Lease be assigned as permitted hereunder, or if the Premises or any part thereof be sublet as permitted hereunder, Landlord may, after default by Tenant, terminate all sublease, concessions or the like or may, at the option of Landlord, collect rent from the assignee or subtenant and apply the net amount collected to the rent due from Tenant.  No such collection shall be deemed a waiver of the covenant herein against sale, transfer, mortgage, assignment and subletting or a release of Tenant from the performance of the covenants herein contained.  In the event of such default, Tenant hereby assigns the rent due from the subtenant or assignee to Landlord, and hereby authorizes such subtenant or assignee to pay the rent directly to Landlord.

If Tenant fails to make any payment or perform any agreement or obligation on its part to be performed under this Lease, Landlord, in addition to all other remedies available to Landlord, shall have the right (but not the obligation) (i) if no emergency exists, to pay and/or perform the same after giving thirty (30) days' written notice to Tenant (10 days' written notice in the case of a monetary default) or such longer time as may be reasonably required because of the nature of the non-monetary default provided Tenant has commenced to cure within such thirty (30) day period and thereafter diligently pursues such cure to completion; and (ii) in any emergency situation (i.e., a situation imposing imminent danger to persons or property), to perform the same immediately without notice or delay.  For the purpose of rectifying Tenant's defaults as aforesaid, Landlord shall have the right to enter the Premises.  Tenant shall, within ten (10) days after written demand, reimburse Landlord as Additional Rent for the reasonable costs and expenses incurred by Landlord in rectifying Tenant's defaults as aforesaid, including reasonable attorneys' fees and interest at the rate set forth in Section 14.23.  Except for the negligence or willful misconduct by Landlord or Landlord's agents, employees, licensees or invitees, Landlord shall not be liable or in any way responsible for any loss, inconvenience, annoyance, or damage resulting to Tenant or anyone holding under Tenant for any action taken by Landlord pursuant to this Section.  Any act or thing done by Landlord pursuant to this Section shall not constitute a waiver of any such default by Tenant or a waiver of any covenant, term or condition herein contained or the performance thereof.

Section 11.2

Holdover by Tenant

.  In the event Tenant remains in possession of the Premises after the termination of this Lease without the written consent of Landlord, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month to month, at one hundred fifty percent (150%) of the Fixed Minimum Rent and at the same Additional Rent payable during the last month of the Lease Term, subject to all the other conditions, provisions and obligations of this Lease, insofar as  the same are applicable to a month-to-month tenancy.  Nothing in this Section shall be construed to give Tenant the right to hold over after the expiration of this Lease, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises.

Section 11.3

Effect of Waivers of Default

.  No failure by Landlord or Tenant to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent during the continuance of any breach by Tenant, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition.  No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any covenant, condition or duty of the other party hereto shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by the party against whom it is asserted.

Section 11.4

Landlord's Default

.  If Landlord shall violate, neglect or fail to perform or observe any of the representations, covenants, provisions, or conditions contained in this Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (provided Landlord must have undertaken procedures to cure the default within such thirty (30) day period and thereafter diligently pursues such efforts to cure to completion), Tenant may, at its option (in addition to all other rights and remedies provided Tenant at law, in equity or hereunder), upon written notice, incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the costs thereof.  Notwithstanding the foregoing, if in Tenant's reasonable judgment, an emergency shall exist, Tenant may cure such default without any prior notice to Landlord.  Nothing herein shall be construed as requiring Tenant to await the passage of thirty (30) days before seeking equitable relief.  The self-help option given in this Section is for the sole protection of Tenant, and its existence shall not release Landlord from its obligation to perform the terms, provisions, covenants and conditions herein provided to be performed by Landlord or deprive Tenant of any legal rights which it may have by reason of any such default by Landlord.

If the Premises or any part thereof are at any time subject to a first mortgage and Tenant is given written notice thereof, including the address of such mortgagee, then Tenant shall give such mortgagee a copy of any notice of default served upon Landlord.  Tenant further agrees that such mortgagee shall have the same opportunity to cure any default, and the same time within which to effect such curing, as is available to the Landlord; and if necessary to cure such default, such mortgagee shall have access to the Premises.

ARTICLE 12
INSURANCE

Commencing on the date that Tenant enters upon the Premises and throughout the Lease Term, Tenant, at its own cost, shall provide and cause to be maintained commercial general liability insurance against claims for bodily injury, death or property damage with respect to the Premises, such insurance to afford minimum protection of not less than Two Million Dollars ($2,000,000) combined single limit coverage per occurrence for bodily injury, death or property damage, with a Five Million Dollar ($5,000,000) increased coverage umbrella policy.  Such insurance shall name Landlord as an additional insured.

(a)

During the Lease Term, Tenant shall, at its own cost, maintain at all times an all risk extended coverage policy insuring against any damage to the Improvements.  Such insurance shall be in the amount of the full replacement cost of such Improvements, if available, exclusive of the cost of foundations, excavations and footings.  Such insurance shall name Landlord and its Mortgagee as their interest may appear.

(b)

During the Lease Term, Tenant, at its expense, shall obtain and maintain insurance covering all of the trade fixtures, equipment, merchandise and personal property from time to time in, on or upon the Premises, in an amount not less than eighty percent (80%) of the full replacement value from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief, and water damage (from roof leakage, ground water, or otherwise).  Tenant agrees to carry such insurance, it being expressly understood and agreed that none of the items to be insured by Tenant hereunder shall be insured by Landlord, nor shall Landlord be required to reinstall, reconstruct or repair any of such items.  Such policy shall provide that payments for losses shall be made solely to Tenant.

(c)

During the Lease Term, Tenant and Landlord shall each maintain at their own cost if and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law.

(d)

Tenant shall maintain during the period of the construction of the Improvements, at its expense, a policy of broad form Builder's Risk Insurance providing all-risk coverage with limits of coverage and deductibles to be determined by Tenant in its reasonable discretion.

(e)

If at any time Tenant shall sell or serve alcoholic beverages in, at or from the Premises, Tenant shall at all times during the term hereof at its sole cost and expense maintain in effect a policy or policies of insurance insuring Landlord (as an additional insured) and Tenant against loss, cost, or expense by reason of bodily injury or property damage for which Landlord and/or Tenant may be held liable by or because of the violation of any statute, ordinance or regulation pertaining to the sale, gift, distribution, or use of any alcoholic beverage, by reason of the selling, serving, or giving of any alcoholic beverage to a minor or to a person under the influence of alcohol or which causes or contributes to the intoxication of any person, or as a person or organization engaged in the business of manufacturing, distributing, selling or serving alcoholic beverages, or as an owner or lessor of the premises used for such purposes.  The liquor liability insurance shall be written with minimum limits of coverage not less than Two Million Dollars ($2,000,000.00) per occurrence.

All insurance provided for in this Article shall be effected under policies issued by insurers which are licensed to do business in the State of Florida and, other than the policies required pursuant to Section 12.1(d), rated A-:VII or a comparable national rating organization.  Tenant shall on request provide to Landlord certificates of the policies.  Tenant shall provide to Landlord a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease prior to Tenant entering into possession of the Premises and upon request by Landlord at least fifteen (15) days prior to any renewal date of such policies.  Neither the issuance of any insurance policy required under this Lease nor the minimum limit specified herein shall be deemed to limit or  restrict in any way either party's liability arising under or out of this Lease.  In the event that Tenant shall fail to provide the insurance required hereunder, or shall fail to pay the premiums when due, the Landlord shall have the right, upon not less than ten (10) days prior written notice, to cause such insurance to be issued and to pay the reasonable premiums therefor, or any premiums in default, and to immediately collect same together with interest on the amount of such premiums from the date of payment by Landlord until the date of repayment by Tenant at the rate set forth in Section 14.23.  All certificates of insurance required to be provided by Tenant hereunder must contain a provision that the company writing the subject policy will give the Landlord at least ten (10) days' notice in writing in advance of any cancellation or lapse or material change in coverage.

Any insurance provided for in this Article to be maintained by Tenant may be effected by a blanket policy or policies of insurance, or under so-called "all risk" or "multi-peril" insurance policies, provided that the amount of the total insurance available shall be at least the protection equivalent to separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the provisions of this Article.  An increased coverage or "umbrella policy" may be provided and utilized by Tenant to increase the coverage provided by individual or blanket policies in lower amounts, and the aggregate liabilities provided by all such policies shall be satisfactory provided they otherwise comply with the provisions of this Article.  In any such case, it shall not be necessary for Tenant to deliver the original of any such blanket policy to the Landlord or any Mortgagee, so long as such Landlord is furnished with a copy of the declaration page and a certificate of such policy reasonably acceptable to Landlord and its Mortgagee.

ARTICLE 13
ASSIGNMENT AND SUBLETTING

Tenant may not assign this Lease in whole or in part, nor sublet all or any portion of the Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, delayed or conditioned.  If Tenant shall be in default of this Lease (beyond any applicable notice and grace period), Landlord may, until such default is cured, withhold its consent to any proposed assignment or subletting.  In the event that Landlord fails to disapprove the proposed assignment or subletting of the Premises within thirty (30) days from and after the date that Landlord receives Tenant's request to assign or sublet the Premises, then such assignment or subletting of the Premises shall be deemed to have been approved by Landlord without condition.  If Tenant requests Landlord's consent to a specific assignment or sublease, Tenant will simultaneously with such requests give Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms of the proposed assignment or sublease, and (iii) reasonably satisfactory and complete information about the nature, financial condition, business and business history of the proposed assignee or subtenant, and its proposed initial use of the Premises.  The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.  If this Lease be assigned, or if the Premises or any part thereof be underlet or occupied by any party other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained.  This prohibition against assignment or subletting shall be construed to include prohibition against any assignment or subleasing by operation of law.  Tenant shall deliver to Landlord within twenty (20) days after any assignment or subletting a copy of the executed assignment or sublease agreement.  Any assignment or sublease shall provide that the assignee or subtenant shall comply with all applicable terms and conditions of this Lease to be performed by Tenant hereunder.  Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof or any Rent or other sums to be paid hereunder.

If the Tenant is a corporation whose shares are not publicly traded or is a partnership, if there shall be any change in the ownership of and/or power to vote the controlling interest of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, same shall constitute an assignment of this Lease subject to Landlord's consent as above provided.  The provisions of this Section shall not apply whenever Tenant or a corporation that owns a majority of the stock or ownership interest in Tenant is a corporation or other entity the outstanding voting stock of which is listed on a recognized stock exchange.

Notwithstanding the foregoing, Tenant may, without the approval of Landlord, but with notice to Landlord, assign this Lease, or sublease the Premises, in whole or in part, to:  (a) any corporation which has the power to direct Tenant's management and operation, or any corporation whose management and operation is controlled by Tenant or Tenant's parent entity; or (b) any corporation a majority of whose voting stock is directly or indirectly owned by Tenant; or (c) any corporation in which or with which Tenant or Tenant's parent entity, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, so long as the liabilities of the corporations participating in  such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation; or (d) any entity acquiring this Lease and all or substantially all of Tenant's assets; any other party or entity so long as the Premises shall continue to be used primarily as a Federal or State Chartered savings and loan association, savings bank or bank, provided that such savings and loan association, savings bank or bank has a tangible net worth of at least Ten Million Dollars.

ARTICLE 14
MISCELLANEOUS PROVISIONS

Section 14.1

Notices from One Party to the Other

.  Any notice, request, demand, consent, approval or other communication required or permitted under this Lease shall be in writing and shall be deemed to have been given (a) if and when personally delivered or upon refusal to accept delivery; or (b) when delivered by reputable courier service, e.g., Federal Express, with customary evidence of receipt or upon refusal to accept delivery; or (c) three (3) days after deposit with United States registered or certified mail, return receipt requested, postage prepaid, and addressed to a party at its address set forth below or to such other address the party to receive such notice may have designated to all other parties by ten (10) days prior written notice in accordance herewith:

IF TO LANDLORD AT:	The address set forth in Section 1.1.3

WITH A COPY TO:	Greenberg Traurig, P.A. 401 East Las Olas Boulevard, Suite 2000 Fort Lauderdale, Florida 33301 Attention: Peter L. Tunis, Esq.

IF TO TENANT AT:	The address set forth in Section 1.1.5

WITH A COPY TO:	Crary, Buchanan, Bowdish, Bovie, Beres, Elder & Thomas, Chartered 555 Colorado Avenue Stuart, Florida 34995-0024 Attn: Lawrence E. Crary, III, Esq.

Notices shall also be deemed given if either party refuses delivery of a notice given in accordance with the terms of this Section.

Section 14.2

Brokerage

.  Landlord and Tenant acknowledge that the Brokers whose names appears in Section 1.1 have been retained by Tenant and Landlord connection with the Premises and this Lease, and Landlord hereby agrees that, upon receipt of the first month's rent from Tenant, Landlord shall pay to such Brokers the total brokerage commission due and payable to the Brokers pursuant to separate agreements with such Brokers.

Section 14.3

Brokerage Indemnities

.  Except as described in Section 14.2 hereof, Landlord and Tenant hereby represent and warrant, each to the other, that they have not disclosed this Lease or the subject matter hereof to, and have not otherwise dealt with, any other broker, finder or any other person, firm, corporation or other legal entity so as to create any legal right or claim of whatsoever kind or nature for a commission or similar fee or compensation with respect to the Premises or this Lease.  Landlord and Tenant hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim (and all expenses, including attorneys' fees, incurred in defending any such claim or in enforcing this indemnity) for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claimed dealings with the indemnitor and relating to the Premises or this Lease.  The provisions of this Section shall survive the expiration or sooner termination of this Lease.

Section 14.4

Relationship of the Parties

.  Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

Section 14.5

Subordination, Non-Disturbance and Attornment.

(a)

On or before twenty (20) days from the date Landlord acquires the Land, Landlord covenants to obtain from each lender the security for whose loan encumbers the Premises (and each lessor, if any, whose interest in the Premises is paramount to Landlord's ("Overlessor")) at the time of execution hereof, an executed nondisturbance agreement assuring Tenant that, notwithstanding any default by Landlord to the lender or Overlessor or any foreclosure or deed in lieu thereof (or Overlessor's termination proceedings), Tenant's rights under this Lease shall continue in full force and effect and its possession of the Premises shall remain undisturbed (including, without limitation, permission for insurance proceeds and eminent domain awards to be applied as required hereunder), except in accordance with the provisions of this Lease, so long as Tenant is not in default hereunder beyond any applicable notice and cure period so as to permit Lease termination.  Such agreement(s) shall be substantially in form and content reasonably acceptable to the lender, Tenant and the Overlessor, provided such agreements grant Tenant the protections contemplated hereby.  If Landlord breaches its obligation(s) hereunder Tenant may, as its sole remedy terminate this Lease by written notice to Landlord prior to Tenant commencing any construction or site work at the Premises.

(b)

Tenant shall from time to time, within twenty (20) days after receipt of Landlord's written request, subordinate this Lease to any mortgage lien hereafter placed by Landlord upon the Premises, with any Mortgagee, provided that such lender executes a nondisturbance agreement, in form reasonably acceptable to Tenant, providing that if Tenant is not then in default under this Lease, this Lease shall not terminate as a result of the foreclosure of such lien, or conveyance in lieu thereof, and Tenant's rights under this Lease shall continue in full force and effect and its possession shall be undisturbed (including, without limitation, permission for insurance proceeds and eminent domain awards to be applied as required hereunder), except in accordance with the provisions of this Lease.  Tenant will, upon request of the lienholder, be a party to such subordination and nondisturbance agreement, and such agreement shall provide that, if such lienholder succeeds to the interest of Landlord, Tenant will recognize said lienholder (or successor in interest of the lienholder) as its landlord under the terms of this Lease so long as such lienholder agrees in writing to assume all of "Landlord's" obligations hereunder from and after the date upon which such lienholder succeeds to the interest of Landlord hereunder, provided that such lienholder shall not be:  (a) liable for any warranty, act or omission of any prior landlord (including Landlord); or (b) subject to any offsets or defense which Tenant might have against any prior landlord (including Landlord); or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or (d) bound by any amendment or modification of the Lease or any collateral agreement made without such lienholder's consent.  Such agreement shall be in form and content reasonably acceptable to the lienholder, Landlord and Tenant.

Tenant further agrees that, at the option of the holder of any first mortgage, this Lease may be made superior to such first mortgage.

Section 14.6

Estoppel Certificates

.  Landlord and Tenant agree at any time and from time to time, upon not less than twenty (20) days prior written request by either of them to the other, to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the Commencement Date and expiration of the Lease Term, and the date to which the rental and other charges have been paid in advance, if any, and whether or not any violations are in existence as of the date of said statement, and any other factual matters regarding this Lease as may reasonably be so requested, it being intended that any such statement delivered pursuant to this Section 14.6 may be relied upon by any prospective purchaser of the fee, or leasehold, or mortgagee or assignee of any mortgage upon the fee or leasehold interest in the Premises, or by any assignee of Tenant.

Section 14.7

Applicable Law and Construction

.  This Lease shall be governed by and construed in accordance with the laws of the State of Florida and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby.  There are no oral or written agreements between Landlord and Tenant affecting this Lease.  This Lease may be amended only by instruments in writing executed by Landlord and Tenant.  The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.  Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, personal representatives, administrators, successors and assigns, and those claiming through or under them, respectively.

Section 14.8

Binding Effect of Lease

.  The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, administrators, successors and assigns.

Section 14.9

Memorandum of Lease

.  This Lease shall not be recorded.  However, a memorandum of this Lease in the form attached hereto as EXHIBIT "E" (the "Memorandum of Lease") shall be executed, in recordable form, by both parties concurrently herewith and may be recorded by Landlord or by Tenant, at the expense of the party requesting such recordation, with the official charged with recordation duties for the county in which the Premises is located.  Promptly upon request of Landlord at any time after the termination of this Lease, Tenant agrees to execute an instrument in recordable form terminating the Memorandum of Lease.  Tenant agrees to indemnify and hold Landlord harmless for all losses, costs or expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by Landlord as a result of Tenant's breach of the terms of this Section.  Upon termination of this Lease, Tenant agrees to execute any documents necessary to clear the title to the Premises of any restrictions and covenants created in this Lease.

Notwithstanding the foregoing or any provision of this Lease to the contrary, Tenant acknowledges that Landlord does not currently own the Land, that Landlord's and Tenant's obligations hereunder are conditioned upon Landlord acquiring fee simple title to the Land pursuant to its acquisition contract and that the Memorandum of Lease shall not be recorded until subsequent to Landlord so acquiring title to the Land.  In the event Landlord shall fail to acquire such title to the Land on or before June 1, 2006.  Tenant may, at any time thereafter prior to such acquisition of title, terminate this Lease.  Landlord shall notify Tenant of its acquisition of the Land within five (5) days following the date of acquisition and shall provide Tenant with a copy of the deed of conveyance of the Land to Landlord.  In the event Landlord does not acquire fee simple title to the Land due to a termination of the acquisition contract; in such event Landlord shall give Tenant prompt notice that the acquisition contract has been terminated and this Lease shall terminate and the parties hereto shall be released and relieved of any and all obligations hereunder or in connection herewith.

Section 14.10

Effect of Unavoidable Delays

.  If either party to this Lease, as the result of any (i) strikes, lockouts or labor disputes, (ii) inability to obtain labor or materials or reasonable substitutes therefor, (iii) acts of God, governmental action, condemnation, civil commotion, fire or other casualty, or (iv) other conditions similar to those enumerated in this Section beyond the reasonable control of the party obligated to perform (other than failure to timely pay monies required to be paid under this Lease), fails punctually to perform any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event.

Section 14.11

Waivers of Subrogation

.  Landlord and Tenant waive all rights to recover against each other or against the officers, directors, shareholders, partners, joint venturers, employees or agents of each other, for any loss or damage arising from any cause covered by any all risk or other property insurance carried or required to be carried by either party pursuant to this Lease or any other all risk or other casualty insurance actually carried by either of them; for purposes hereof, any deductible amount shall be treated as though it was recoverable under such policies.  Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Project or the Premises or the contents of either of them.

Section 14.12

No Construction Against Preparer

.  This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors.  Landlord, Tenant and their separate advisors believe that this Lease is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in its preparation.

Section 14.13

Number and Gender

.  The terms "Landlord" and "Tenant," wherever used herein, shall be applicable to one or more persons, as the case may be, and the singular shall include the plural and the neuter shall include the masculine and feminine and, if there be more than one, the obligations hereof shall be joint and several.

Section 14.14

Execution of Lease by Landlord

.  The submission of this document for examination and negotiation does not constitute an offer to lease or a reservation of or option for, the Leased Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and by Tenant.

Section 14.15

No Express or Implied Covenant of Continuous Operation

.  Except for Tenant's obligation to open a fully fixtured and staffed bank for business to the public for a period of at least one (1) day on or before the Completion Date (subject to excusable delays as set forth in Section 14.10), nothing else set forth in this Lease shall be construed, in any manner whatsoever, as an implied covenant of continuous operation on the part of Tenant, and Landlord specifically acknowledges that there is no other covenant of continuous operation on the part of Tenant, express or implied.  In the event that Tenant shall cease to occupy and conduct business in the Premises, such closing shall not be deemed to be an event of default hereunder, nor shall such closing relieve Tenant of any of its liabilities or obligations under this Lease.  If Tenant closes its business in the Premises (other than an "Exempted Discontinuance" of operations as hereinafter defined) for six (6) or more consecutive months, then Landlord shall have the right to "recapture" the Premises and terminate this Lease by giving Tenant not less than thirty (30) days prior written notice (the "Recapture Notice"), which Recapture Notice may be given at any time prior to the Premises being reopened for business to the public.  In the event that Landlord elects to recapture the Premises and terminate this Lease as aforesaid, Landlord shall pay to Tenant, upon such recapture, an amount equal to the unamortized portion (as of the date of such recapture) of the total sums expended by Tenant for then existing permanent Improvements to the Land, with amortization to be on a straight-line basis over ten (10) years (or such shorter period of time over which Tenant is depreciating such costs on its books and records).  Upon request, Tenant shall provide Landlord with the total sums expended by Tenant in the construction of permanent Improvements to the Land together with such other evidence of such costs as may be reasonably requested by Landlord.

The following shall constitute an Exempted Discontinuance of business operations: (i) any discontinuance occasioned by restoration work or by an event of unavoidable delay (as defined in Section 14.10 of this Lease); (ii) the temporary cessation of business operations in connection with an assignment or sublet (provided that the assignee or subtenant commences business operations within six (6) months after execution of the assignment or sublease (as the case may be); (iii) a temporary discontinuance in connection with alterations or remodeling (not to exceed six months); or (iv) the temporary cessation of business operations on state or federal holidays.

Notwithstanding the foregoing, Tenant may notify Landlord at any time within fifteen (15) days after receipt of Landlord's Recapture Notice that (a) Tenant intends to resume banking operations, or (b) Tenant is in negotiation with another party for an assignment of this Lease or a sublease of the Premises pursuant to a binding or non-binding letter of intent signed by Tenant and the proposed assignee or sublessee and Tenant provides Landlord with a copy of said letter of intent (the "Withdrawal Notice").  If Tenant so notifies Landlord, and if within ninety (90) days thereafter Tenant either resumes business operations or enters into such assignment or sublease, then Landlord's notice of termination shall automatically become void and of no force or effect (a "Withdrawal Event").  If a Withdrawal Event does not timely occur, this Lease shall terminate on the later of (a) the termination date set forth in Landlord's Recapture Notice or (b) the ninety-first (91st) day after Tenant's Withdrawal Notice.

Section 14.16

Signs

.  Tenant, at Tenant's sole cost and expense, shall be entitled to erect such exterior Building signage as may be permitted under the Underlying Documents and applicable law.  After the Commencement Date, Tenant shall also be permitted, at its expense in accordance with applicable law and the Underlying Documents, to erect a sign on the Land which shall advertise the Premises as a future branch bank location of the Tenant.  Tenant shall not use any flashing, rotating or moving signs or markers of any type.  No sign shall extend above the height of the Building and there shall be no roof top signs.  No signs shall be painted on the exterior surface of the Building.  Tenant shall not use signs which are constructed or made of cloth material, paper or cardboard, except temporary promotional signs.  Tenant, at its sole cost and expense, agrees to maintain all such signage in good condition and repair during the term hereof.

Tenant, at its sole cost and expense, in accordance with applicable law and the Underlying Documents, shall be entitled to erect a directional entry sign on the Adjacent Parcel in a location approved by Landlord adjacent to the Murrell Road curb cut to the Adjacent Parcel ("Tenant's Directional Sign").  Landlord shall grant Tenant a sign easement during the term of this Lease for the installation of Tenant's Directional Sign on the Adjacent Parcel.

If applicable law permits the installation of one (1) free standing monument or pylon signs on the Land and one (1) free standing monument or pylon sign on the Adjacent Parcel, then Tenant at its expense shall have the right to install its free standing monument or pylon sign on the Land.  If applicable law permits the installation of only one (1) free standing monument or pylon sign on the Land and Adjacent Parcel, then Tenant shall design and install a free standing monument or pylon sign on the Land in a design and location approved by Landlord, which free standing sign shall provide for the display of two (2) tenant signs thereon of equal size (the "Shared Monument Sign").  In such event, Tenant's panel sign shall occupy the top half of the Shared Monument Sign, and Landlord shall reimburse Tenant an amount equal to one-half (1/2) of the cost incurred by Tenant to purchase and install the Shared Monument Sign.

Section 14.17

Accord and Satisfaction

.  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall  be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other charge or pursue any other remedy provided herein by law.

Section 14.18

No Landlord Subordination

.  Tenant acknowledges and agrees that Landlord shall not be obligated to subordinate its fee simple title to the Premises to any leasehold mortgage obtained by Tenant nor shall Landlord be required to join in any such leasehold mortgage.

Section 14.19

Entire Agreement

.  This Lease and the exhibits attached hereto and forming a part thereof, as if fully set forth herein, constitute all covenants, promises, agreements, warranties or representations, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, conditions or understandings, either oral or written, between them, other than are herein set forth.  Except as herein otherwise provided, no subsequent alteration, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

Section 14.20

Legal Expenses

.  In the event that it shall become necessary for either Landlord or Tenant to employ the services of attorneys to enforce any of their respective rights under this Lease or to collect any sums due to them under this Lease or to remedy the breach of any covenant of this Lease on the part of the other to be kept or performed, the nonprevailing party (Tenant or Landlord as the case may be) shall pay to the prevailing party such reasonable fee as shall be charged by the prevailing party's attorneys for such services at all trial and appellate levels and post-judgment proceedings and such prevailing party shall also have and recover from the nonprevailing party (Landlord or Tenant as the case may be) all other costs and expenses of such suit and any appeal thereof or with respect to any post-judgment proceedings.

Section 14.21

WAIVER OF JURY TRIAL

.  LANDLORD AND TENANT EACH HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES.

Section 14.22

Additional Rent

.  If any Additional Rent or other sum required to be paid by Tenant to Landlord under this Lease is not paid when due, then, for purposes of enforcing any and all of Landlord's rights under this Lease or which Landlord might otherwise have, any and all such sums shall, at Landlord's option, be deemed additional rent due hereunder with Landlord having all of the rights and remedies which it would otherwise have for the nonpayment of rent by Tenant.

Section 14.23

Interest on Past Due Obligations

.  Any amount due from either party to the other party hereunder that is not paid within ten (10) days after the due date shall thereafter bear interest at the rate ("Default Rate") which is the lesser of (a) the rate of three percent (3%) per annum in excess of the from time to time publicly announced prime rate of interest published in The Wall Street Journal (or similar financial publication if such publication and rate ceases to be published) from the due date until paid; or (b) the maximum non-usurious interest rate permitted under applicable law; provided, however, on the first such occurrence in each Lease Year, interest shall be payable from the due date only if the past due amount is not paid within ten (10) days after receipt of a late payment notice by the party obligated to make such payment.

Section 14.24

Time of the Essence

.  It is expressly agreed by Landlord and Tenant that time is of the essence with respect to this Lease and each and every provision hereof.

Section 14.25

Counterparts

.  This Lease may be signed in counterparts with the same force and effect as if all required signatures were contained in a single, original instrument.

Section 14.26

Transfer of Premises

.  In the event of the sale or other transfer of Landlord's right, title and interest in the Premises (other than a transfer for security purposes only), Landlord shall transfer and assign to such  purchaser or transferee all amounts of pre-paid Fixed Minimum Rent and Additional Rent, and Landlord thereupon and without further act by either party hereto shall be released from all liability and obligations hereunder derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or transfer provided that such purchaser or transferee assumes in writing all of Landlord's obligations arising thereafter.  This Lease shall not be affected by any such sale or other transfer and Tenant agrees to attorn to the purchaser or transferee provided that the transferee shall in writing assume all of the covenants of Landlord contained in this Lease.

Section 14.27

Exculpation

.  Tenant shall look solely to the interest of the Landlord in the land and buildings comprising the Premises for the collection of any judgment, or in connection with any other judicial process, requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord and no other property or estates of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies and rights under this Lease.  If Landlord or any successor in interest shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy in common, firm or partnership, or on such joint venture, tenancy in common, firm or partnership, in respect to any of the covenants or conditions of this Lease.  The foregoing limitation shall not apply to or limit any injunctive or other equitable, declaratory or other non-monetary relief to which Tenant may be entitled.

Section 14.28

Trade Fixtures and Equipment

.  All trade fixtures, equipment and other personal property of Tenant, other than equipment which is utilized as a portion of the Building systems, shall be, remain and continue to be the property of Tenant and may be replaced or, if Tenant is not in default hereunder, removed at any time during the term of this Lease, subject to the other terms of this Lease; provided, however, that such removal shall not impair the structural integrity of the Building and Tenant shall promptly repair any damage to the Building caused by such removal.  Landlord shall further acknowledge that such property is personal property and shall not constitute a fixture or become a part of the Premises.  In no event shall Tenant be entitled to remove any plumbing, electrical, sprinkler, heating, ventilating or air-conditioning equipment upon the termination of this Lease.

Section 14.29

Title to Buildings

.  Title to any building erected on the Premises at any time by the Tenant, until the expiration or sooner termination of this Lease, or any extensions hereof, subject to the rights of any fee mortgagee, shall remain in the Tenant, and the Tenant alone shall be entitled to claim any and all depreciation in connection with its federal or state income tax returns.

Section 14.30

Reciprocal Easement Agreement ("REA")

.  In the event that Landlord intends to sell either the Premises or the Adjacent Parcel separate from a sale of both such properties, then upon Landlord's request, Tenant agrees that it will consent in writing (and subordinate this Lease) to a reciprocal easement agreement (the "Future REA") granting (among other things) cross-access and cross utility easement rights and recording the Tenant's exclusive and the other restrictions and prohibitions imposed pursuant to this Lease as well as any other reasonably requested rights that are typical of such agreements between Landlord and any future owner(s) of part of the Adjacent Parcel; provided that (i) the Future REA imposes no additional obligations or liabilities on Tenant in excess of those contained in or contemplated by this Lease, and (ii) the Future REA does not amend, diminish, increase, interfere with or impact (A) Tenant's use or occupancy of the Premises, (B) any of Landlord's obligations under this Lease, or (C) any of Tenant's rights, benefits or entitlements or obligations under this Lease.  In addition, Landlord may create or consent to an owner’s association to maintain, insure and pay the real estate taxes applicable to a ring road and/or the off-site retention that serve the Premises and other parcels.  In such event, (i) Tenant shall pay the pro-rata share of the assessments charged to the Premises, and (ii) Tenant agrees to consent in writing (and subordinate this Lease) thereto.

IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.

WITNESSES:	LANDLORD: VIERA & MURRELL #1, LLC, a Florida limited liability company

/s/ Robert M. Reufro Print Name: Robert M. Reufro	By: /s/ Ernest C. Euler Name: Ernest C. Euler Title: Manager
/s/ Bernie K. Brooks Print Name: Bernie K. Brooks

WITNESSES:	TENANT: FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a national banking association
/s/ James Morgan Print Name: James Morgan	By: /s/ A. Douglas Gilbert Name: A. Douglas Gilbert Title: President
/s/ Yvonne Miner Print Name: Yvonne Miner

EXHIBIT "A"

LAND LEGAL DESCRIPTION

EXHIBIT "B"

PREMISES SITE PLAN

EXHIBIT "C"

LEASE TERM COMMENCEMENT DATE ACKNOWLEDGEMENT

THIS LEASE TERM COMMENCEMENT DATE ACKNOWLEDGMENT is made this 27th day of May, 2005, by and between VIERA & MURRELL #1, LLC, a Florida limited liability company ("Landlord"), and FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a national banking association ("Tenant").

WHEREAS, Landlord and Tenant have entered into a Lease dated May 27, 2005 (“Lease”);

WHEREAS, the Commencement Date, as described in the Lease, is dependent upon the occurrence of certain events; and

WHEREAS, those certain events have occurred and Landlord and Tenant now desire to specify the Commencement Date for purposes of establishing the term of the Lease.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant warrant and represent each to the other as follows:

(1)

The Commencement Date is ______________, 20__.

(2)

The Expiration Date of the initial twenty (20) Lease Year term is _____________, 20__, subject to extension as provided for in Section 2.4.

(3)

The Lease provides for four (4) Extended Lease Terms of five (5) years each.

(4)

Tenant has the right to exercise each option by providing Landlord with written notice of its election to renew no later than nine (9) months prior to the expiration of the initial Term or prior Extended Lease Term, as applicable.

(5)

The Lease is now in full force and effect and all terms and conditions of the Lease are hereby ratified and confirmed.

Landlord and Tenant do hereby execute this Agreement as of the day and year first above written.

LANDLORD: VIERA & MURRELL #1, LLC, a Florida limited liability company
By: /s/Ernest C. Euler Name: Ernest C. Euler Title: Manager

TENANT: FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a ____________
By: /s/ A. Douglas Gilbert Name: A. Douglas Gilbert Title: President

EXHIBIT "D"

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE ("Memorandum") made as of the 27th day of May, 2005, by and between First National Bank & Trust Company of the Treasure Coast, a national banking association ("Tenant"), and Viera & Murrell #1, LLC, a Florida limited liability company ("Landlord").

W I T N E S S E T H:

1.

Premises.  Landlord and Tenant have entered into a lease ("Lease") dated ______________, 2005 for that certain real property lying, being and situate in Brevard County, Florida, legally described on EXHIBIT "A-1" attached hereto and made a part hereof, together with the building containing approximately 4,400 square feet to be erected thereon by Tenant ("Premises"), together with all rights, easements and appurtenances pertaining thereto.

2.

Term and Renewal Options.  The term of the Lease is for twenty (20) years.  When the exact commencement and termination dates of the initial term of the Lease are determined, the parties agree to execute a recordable supplement to this Memorandum which will set forth such dates.

If the Lease is still in full force and effect, and if Tenant shall not be in default under the terms of the Lease beyond any applicable cure period, Tenant shall have four (4) successive five (5) year options of extension.

3.

Liens.  Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises to any mechanics' or materialmen's liens of any kind.

Neither Tenant nor anyone claiming by, through or under Tenant, including, but not limited to, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises or improvements thereon, any such liens are hereby specifically prohibited.  All parties with whom Tenant may deal are put on notice that Tenant has no power to subject Landlord's interest to any mechanics' or materialmen's lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's interest or assets.

4.

Tenant's Exclusive.  Landlord covenants and agrees that so long as the Premises has not ceased to be used for a bank for a continuous period in excess of one hundred eighty (180) days (excepting any periods during which remodeling or restoration work is being conducted with due diligence or Tenant is prevented from operating due to a force majeure), not to permit or suffer any other occupant of the Adjacent Parcel to:  (i) operate a drive-thru banking facility, (ii) operate an ATM, provided, however, this restriction shall not prohibit the operation of an ATM by any other occupant of the Adjacent Parcel so long as such ATM is located inside such other occupant's premises and shall not prohibit the operation of an ATM that is installed in the storefront of a supermarket, or (iii) operate a bank, savings bank or savings and loan association.  The provisions of this Section shall not prohibit the operation of a stock brokerage office, a mutual fund office, mortgage brokerage, title insurance-escrow services company or an insurance office.  In the event Landlord sells the Adjacent Parcel to a party that is not also acquiring the Premises, then simultaneous with such conveyance Landlord agrees to record in the Public Records of Brevard County, Florida a restrictive covenant against the Adjacent Parcel which contains the exclusive use restriction set forth in this Section.

5.

Incorporation of Lease.  This Memorandum is for informational purposes only and nothing contained herein shall be deemed to in any way modify or otherwise affect any of the terms and conditions of the Lease, the terms of which are incorporated herein by reference.  This instrument is merely a memorandum of the Lease and is subject to all of the terms, provisions and conditions of the Lease.  In the event of any inconsistency between the terms of the Lease and this instrument, the terms of the Lease shall prevail.

6.

Binding Effect.  The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

7.

Termination.  This Memorandum will automatically terminate and be removed from the public records of Brevard County, Florida (the "Public Records"), as if a Termination/Satisfaction of Memorandum of Lease were recorded among the Public Records, on the expiration of the Term as set forth above or on such earlier date as the Term may be terminated; or shall automatically extend if the Term is duly extended, but in such event this Memorandum will automatically terminate as aforesaid on the date of the expiration or sooner termination of the extended Term.  Without limiting any provision hereof, upon the expiration or sooner termination of the (original or any extended) Term, Landlord is hereby authorized by Tenant to record in the Public Records an instrument terminating this Memorandum and confirming that the Lease is of no further force and effect.  Notwithstanding the foregoing, Tenant agrees that at or after the expiration or sooner termination of the (original or any extended) Term, within 10 days after Landlord in writing so requests Tenant will execute and deliver to Landlord such recordable documentation as Landlord may require to terminate this memorandum and any other document(s) now or hereafter executed by Tenant and recorded in the Public Records regarding the Lease and/or the Premises.  Tenant acknowledges that (a) this Memorandum and any such other document(s) may create a cloud on the title to the Project, (b) its failure to comply with its obligation under the immediately preceding sentence may cause irreparable injury to Landlord, and (c) Landlord will be entitled to enforce such obligation by an action for specific performance and/or damages in addition to all other rights and remedies available at law and in equity.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the day and year first above written.

WITNESSES	LANDLORD: VIERA & MURRELL #1, LLC, a Florida limited liability company
/s/ Robert M. Reufro Print Name: Robert M. Reufro /s/ Bernie K. Brooks Print Name: Bernie K. Brooks	By: /s/ Ernest C. Euler Name: Ernest C. Euler Title: Manager
TENANT: FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a national banking association
/s/ James Morgan Print Name: James Morgan /s/ Yvonne Miner Print Name: Yvonne Miner	By: /s/ A. Douglas Gilbert Name: A. Douglas Gilbert Title: President

STATE OF Florida

)

)  SS:

COUNTY OF Brevard_

)

The foregoing instrument was acknowledged before me this 27th day of May, 2005 by Ernie Euler, as Manager of VIERA & MURRELL #1, LLC, a Florida limited liability company, on behalf of said company.  He/She personally appeared before me, is personally known to me or produced ________________ as identification.

Notary: /s/ Bernie K. Brooks
[NOTARIAL SEAL]	Print Name: Bernie K. Brooks
Notary Public, State of Florida
My Commission expires: 5/1/07

STATE OF Florida

)

)  SS:

COUNTY OF Martin

)

The foregoing instrument was acknowledged before me this 23rd day of May, 2005 by A. Douglas Gilbert, as President of FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a national banking association, on behalf of said corporation.  He/She personally appeared before me, is personally known to me or produced ________________ as identification.

Notary: /s/ Yvonne E. Miner
[NOTARIAL SEAL]	Print Name: Yvonne E. Miner
Notary Public, State of Florida
My Commission expires: 10/16/2008

EXHIBIT "E"

LANDLORD'S WORK

Landlord agrees, at its sole cost and expense, to perform or cause to be performed any and all work ("Landlord’s Work") to deliver possession of the Land to Tenant in the following condition:

1.

removal of The Viera Company’s existing sales center trailer and cap-off utilities that serviced the trailer.

2.

water and sewer available within 20 feet of the Land boundary.

Note:  Landlord is not responsible for fill, clearing, grading, grubbing, or building pad compaction.

Except as otherwise expressly set forth in this EXHIBIT "E", Tenant agrees to accept possession of the Land in its "As Is" and "Where Is" condition.

EXHIBIT "F"

BUILDING ELEVATIONS

Elevations will be supplied to landlord for approval within 30 (thirty) days of full execution of the contract.

EXHIBIT "G"

ADJACENT PARCEL LEGAL DESCRIPTION

Adjacent Parcel Legal Description will be supplied to landlord for approval within 30 (thirty) days of full execution of this contract..

EXHIBIT "H"

ACCESS EASEMENT

ADDENDUM NO. 1 TO LEASE

Between

VIERA & MURRELL #1, LLC (“Landlord”)

and

FIRST NATIONAL BANK & TRUST COMPANY

OF THE TREASURE COAST (“Tenant”)

THIS ADDENDUM NO. 1 TO LEASE is attached to and made a part of that certain Lease (the “Lease”) of even date herewith between Viera & Murrell #1, LLC (the “Landlord”) and First National Bank & Trust Company of the Treasure Coast (the “Tenant”) for a portion of Lot 1, VIERA NOTRTH P.U.D. – PARCEL P, Plat Book 49, Page 99, Public Records of Brevard County, Florida (the “Land”).

The Landlord and the Tenant hereby agree that the following provision shall be added to the lease as if fully and originally set forth therein, to-wit:

In the event that the Landlord fails to acquire fee simple title to the Land on or before June 1, 2006, the Landlord shall reimburse the Tenant for all of the Tenant’s out-of-pocket expenses (i.e., actual paid expenses) incurred in the approval and permitting process of the Land.  Within fifteen (15) days of the submittal of an acknowledged statement of said expenses from the Tenant to the Landlord, the Landlord shall reimburse the Tenant for said expenses.

IN WITNESS WHEREOF the Landlord and the Tenant have caused their duly authorized officers to execute this Addendum No. 1 to Lease on the date(s) set forth below.

LANDLORD:

VIERA & MURRELL #1, LLC, a Florida limited liability company

By:

/s/ Ernest C. Euler

Its:

Managing Member

TENANT:

FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST, a national banking association

By:

/s/ A. Douglas Gilbert

Its:  President